FIRST INVESTORS LIFE
VARIABLE ANNUITY
FUND C

---------------------------


Individual Variable
Annuity Contracts
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Prospectus

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May 1, 1995

[LOGO]  First Investors

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST  INVESTORS  LIFE  INSURANCE  COMPANY
95 Wall Street, New York, New York 10005/(212) 858-8200

     This Prospectus describes the Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life") for
(a) nonqualified retirement programs and deferred compensation plans and (b) the following retirement plans qualified for special tax treatment under the Internal Revenue Code of 1986, as amended: (1) individual retirement annuities and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are deferred annuity contracts under which annuity payments will begin on a selected future date. A PENALTY MAY BE ASSESSED ON EARLY WITHDRAWALS (SEE "FEDERAL INCOME TAX STATUS"). THE CONTRACTS CONTAIN A 10-DAY REVOCATION RIGHT (SEE "VARIABLE ANNUITY CONTRACTS--TEN-DAY REVOCATION RIGHT"). The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.

     Contractowners' purchase payments less certain deductions ("net purchase payments") are paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). A Contractowner elects to have his or her net purchase payments paid into any one or more of the ten subaccounts of Separate Account C (the "Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of the related series (the "Series") of First Investors Life Series Fund (the "Fund"), an open-end, diversified management investment company.

     This Prospectus sets forth the information about Separate Account C that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated May 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 20 of this Prospectus for the Table of
Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                    BY THE SECURITIES AND EXCHANGE COMMISSION
            OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
                 PROSPECTUS OF FIRST INVESTORS LIFE SERIES FUND.

                   The date of this Prospectus is May 1, 1995

                            GLOSSARY OF SPECIAL TERMS


     ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

     ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

     ACCUMULATION UNIT - A unit used to measure the value of a Contractowner's interest in a Subaccount of Separate Account C prior to the Annuity Commencement Date.

     ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a deferred annuity.

     ANNUITANT - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

     ANNUITY COMMENCEMENT DATE - The date on which annuity payments are to commence.

     ANNUITY UNIT - A unit used to determine the amount of each annuity payment after the first.

     BENEFICIARY - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

     CONTRACT - An individual variable annuity contract offered by this Prospectus.

     CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

     FIXED ANNUITY - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.

     GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account C (or other segregated investment accounts of First Investors Life).

     JOINT ANNUITANT - The designated second person under joint and survivor life annuity.

     SEPARATE ACCOUNT C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

     SINGLE PAYMENT - A one-time purchase payment made to First Investors Life to purchase an annuity.

     SUBACCOUNT - A segregated investment subaccount under Separate Account C which corresponds to a Series of the Fund. The assets of the Subaccount are invested in shares of the corresponding Series.

     VALUATION DATE - Any date on which the New York Stock Exchange is open for trading, and at such other times as the Directors of First Investors Life deem necessary or when there is a sufficient degree of trading in the Subaccounts' investments which may affect the Subaccounts' net asset value.

     VALUATION PERIOD - The period beginning on the date after any Valuation Date and ending on the next Valuation Date.

     VARIABLE ANNUITY - An annuity with annuity payments varying in amount in accordance with the net investment experience of the Subaccounts.

                                    FEE TABLE


     The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account C as well as the Fund. The Fee Table has been amended to reflect Fund expenses expected to be incurred in 1995.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)...  7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Fees............................ 1.00%

Total Separate Account Annual Expenses...................................  1.00%

FUND ANNUAL EXPENSES
(as a percentage of Series average net assets)

                                                                      TOTAL FUND
                                         MANAGEMENT      OTHER         OPERATING
                                           FEES(1)     EXPENSES(2)   EXPENSES(3)
                                           -------     -----------   -----------
Blue Chip Series.......................     0.75%         0.13%         0.88%
Cash Management Series.................     0.35+*        0.20+         0.55+
Discovery Series.......................     0.75          0.13          0.88
Government Series......................     0.75          0.15          0.90
Growth Series..........................     0.75          0.15          0.90
High Yield Series......................     0.75          0.13          0.88
International Securities Series........     0.75          0.20+         0.95+
Investment Grade Series................     0.75          0.17          0.92
Target Maturity Series.................     0.75          0.20+         0.95+
Utilities Income Series................     0.75          0.20          0.95


+ Net of waiver and/or reimbursement

(1) Management Fees have been restated for CASH MANAGEMENT SERIES, GOVERNMENT SERIES, INVESTMENT GRADE SERIES and UTILITIES INCOME SERIES. Otherwise, the maximum Management Fees that may be incurred by those Series for the fiscal year ending December 31, 1995 would be 0.75%. The Adviser will waive 0.40% in Management Fees for CASH MANAGEMENT SERIES for a minimum period ending December 31, 1995.

(2) Because of its limited operating history, Other Expenses have been estimated for TARGET MATURITY SERIES. The Adviser will reimburse Other Expenses for the TARGET MATURITY SERIES in excess of 0.20% for a minimum period ending December 31, 1995. If not reimbursed, Other Expenses for the TARGET MATURITY SERIES would be approximately 0.25%. Other Expenses have been restated for the CASH MANAGEMENT SERIES and the INTERNATIONAL SECURITIES SERIES. If not, Other Expenses would have been 0.29% for the CASH MANAGEMENT SERIES and 0.28% for INTERNATIONAL SECURITIES SERIES.

(3) If certain Management Fees or Other Expenses were not waived or reimbursed, Total Fund Operating Expenses would be 1.04% for CASH MANAGEMENT SERIES, 1.03% for INTERNATIONAL SECURITIES SERIES and approximately 1.00% for TARGET MATURITY SERIES.


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     For more complete  descriptions  of the various  costs and expenses  shown, please refer to "Purchases, Deductions, Charges and Expenses." An administrative charge may be deducted if the Accumulated Value of a Deferred Annuity Contract is less than $1,500 (see "Administrative Charge"). In addition, premium taxes may be applicable (see "Other Charges").

EXAMPLE

If you surrender your Contract at the end of the applicable time period:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                    1 YEAR    3 YEARS     5 YEARS      10 YEARS
                                    ------    -------     -------      --------
Blue Chip Series.................     $88       $125        $164         $275
Cash Management Series...........      85        116         149          242
Discovery Series.................      88        125         164          275
Government Series................      88        126         165          277
Growth Series....................      88        126         165          277
High Yield Series................      88        125         164          275
International Securities Series..      88        127         168          282
Investment Grade Series..........      88        120         166          279
Target Maturity Series...........      88        127         N/A          N/A
Utilities Income Series..........      88        127         168          282

     THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

     The following shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account C as of the dates indicated from the dates when the accumulation unit value for each Subaccount was initially set at $10.00*:

                                                                                                                       NUMBER OF
                                                                                                 ACCUMULATION        ACCUMULATION
       SUBACCOUNT                                                          AS OF                  UNIT VALUE             UNITS
       ----------                                                    -----------------           -----------         -----------
Blue Chip Subaccount ..........................................      December 31, 1990           10.74931759           144,049.8
                                                                     December 31, 1991           13.42731580           561,758.4
                                                                     December 31, 1992           14.18287684         1,085,254.0
                                                                     December 31, 1993           15.23373431         1,529,348.1
                                                                     December 31, 1994           14.86290782         1,959,841.2

Cash Management Subaccount ....................................      December 31, 1990           10.07542807           571,856.9
                                                                     December 31, 1991           10.52748985           571,891.0
                                                                     December 31, 1992           10.73770189           437,185.0
                                                                     December 31, 1993           10.91847727           253,743.1
                                                                     December 31, 1994           11.21833852           235,919.5


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
Discovery Subaccount ..........................................      December 31, 1990           10.91349031             8,362.1
                                                                     December 31, 1991           16.53848277           130,585.7
                                                                     December 31, 1992           18.93150000           307,107.8
                                                                     December 31, 1993           22.89932001           563,070.0
                                                                     December 31, 1994           22.07727850           867,303.8

Government Subaccount .........................................      December 31, 1992           10.87670909           437,095.3
                                                                     December 31, 1993           11.44920392           674,512.1
                                                                     December 31, 1994           10.85941183           672,797.1

Growth Subaccount .............................................      December 31, 1990           10.75804081            24,176.8
                                                                     December 31, 1991           14.34498476           204,821.5
                                                                     December 31, 1992           15.59155937           567,241.7
                                                                     December 31, 1993           16.35977780           958,529.1
                                                                     December 31, 1994           15.73131059         1,347,003.7

High Yield Subaccount .........................................      December 31, 1990           10.00101048            69,585.9
                                                                     December 31, 1991           13.25243640           220,366.3
                                                                     December 31, 1992           14.86894995           279,777.4
                                                                     December 31, 1993           17.38280181           391,036.8
                                                                     December 31, 1994           16.93482626           513,297.7

International Securities Subaccount ...........................      December 31, 1990           10.26630533           118,091.2
                                                                     December 31, 1991           11.73276972           269,273.6
                                                                     December 31, 1992           11.46589494           463,523.6
                                                                     December 31, 1993           13.86795475           792,294.1
                                                                     December 31, 1994           13.55233761         1,383,676.5

Investment Grade Subaccount ...................................      December 31, 1992           10.77845214           395,839.5
                                                                     December 31, 1993           11.82065978           784,651.0
                                                                     December 31, 1994           11.28602521           923,445.3

Utilities Income Subaccount ...................................      December 31, 1993            9.92774964            45,091.7
                                                                     December 31, 1994            9.11659215           473,447.1

* The accumulation unit value for each Subaccount, other than the Government Subaccount, Investment Grade Subaccount and Utilities Income Subaccount, was set on October 16, 1990. The accumulation unit value for the Government Subaccount and Investment Grade Subaccount was set on January 7, 1992. The accumulation unit value for Utilities Income Subaccount was set on November 16, 1993.


                               GENERAL DESCRIPTION

     FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or
"Adviser") and all of the outstanding stock of First Investors Corporation ("FIC" or "Underwriter") and the Transfer Agent. Mr. Glenn O. Head (and members of his family) and Mrs. Julie W. Grayson (as executrix of the estate of her deceased husband, David D. Grayson) are controlling persons of FICC and, therefore, jointly control the Adviser.

     SEPARATE ACCOUNT C. First Investors Life Variable Annuity Fund C, also known by its proprietary name, the "Tax Tamer" ("Separate Account C"), was established on December 21, 1989 under the provisions of the New York Insurance Law. The assets of Separate Account C are held separately from the assets of First Investors Life and are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"), but such registration does not involve any supervision of the management or investment practices or policies of Separate Account C.

     The assets of each Subaccount of Separate Account C are invested at net asset value in shares of the corresponding series (the "Series") of First Investors Life Series Fund (the "Fund"). For example, the Blue Chip Subaccount invests in the Blue Chip Series, the Government Subaccount invests in the Government Series, and so on. The Fund's Prospectus describes the risks attendant to an investment in each Series of the Fund.

     Income, gains and losses, whether or not realized, from assets allocated to the Subaccounts of Separate Account C are, in accordance with the applicable Contracts, credited to or charged against the Subaccounts of Separate Account C without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

     Any and all distributions received from a Series will be paid in shares of the distributing Series or if in cash, will be reinvested in shares of that Series at net asset value for the corresponding Subaccount. Accordingly, no cash distributions will be made to Contractowners. Deductions and redemptions from any Subaccount of Separate Account C may be effected by redeeming the number of applicable Series shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Series in the Subaccounts will be valued at their net asset values.

     Separate Account C is divided into the following Subaccounts, each of which corresponds to the following Series of the Fund:

SEPARATE ACCOUNT C SUBACCOUNT              FUND SERIES
-----------------------------              -----------

Blue Chip Subaccount                       Blue Chip Series
Cash Management Subaccount                 Cash Management Series
Discovery Subaccount                       Discovery Series
Government Subaccount                      Government Series
Growth Subaccount                          Growth Series
High Yield Subaccount                      High Yield Series
International Securities Subaccount        International Securities Series
Investment Grade Subaccount                Investment Grade Series
Target Maturity 2007 Subaccount            Target Maturity 2007 Series
Utilities Income Subaccount                Utilities Income Series

     Each Contractowner designates the Subaccount in which his or her purchase payment (less deductions) will be invested. That Subaccount in turn invests in the corresponding Series of the Fund as set forth above.


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


     First Investors Life reserves the right to invest the assets of Separate Account C in the shares of other investment companies or any other investment permitted by law. Such substitution would be made in accordance with the provisions of the 1940 Act.

     YOUR CHOICE OF INVESTMENT OBJECTIVE. When you purchase a Contract you decide to place your purchase payment (less deductions) and any additional purchase payments (less deductions) into at least one but not more than five of the Subaccounts of Separate Account C, provided the allocation to any one Subaccount is not less than 10% of the purchase payment (less deductions). Each Subaccount corresponds to a Series of the Fund. The investment objectives of each Series of the Fund is set forth below. There is no assurance that the investment objective of any Series of the Fund will be realized. Because each Series of the Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. Twice during any Contract year, you may transfer part or all of your cash value from the Subaccounts you are in to other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value of the Contract. The cash value of the Contract may increase or decrease depending on the investment performance of the Subaccounts selected.

     THE FUND. First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. The Fund consists of nine separate Series. The shares of the Series are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life.

     The investment objectives of each Series of the Fund are as follows:

     BLUE CHIP SERIES. The investment objective of Blue Chip Series is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of larger, well-capitalized companies with high potential earnings growth that have shown a history of dividend payments, commonly known as "Blue Chip" companies.

     CASH MANAGEMENT SERIES. The objective of Cash Management Series is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Series will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Series is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share.

     DISCOVERY SERIES. The investment objective of Discovery Series is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     GOVERNMENT SERIES. The investment objective of Government Series is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities.

     GROWTH SERIES. The investment objective of Growth Series is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

     HIGH YIELD SERIES. The primary objective of the High Yield Series is to seek to earn a high level of current income. Consistent with that objective, the Series will also seek growth of capital as a secondary objective. The High Yield Series seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities-Risk Factors" in the Fund's Prospectus.

     INTERNATIONAL SECURITIES SERIES. The primary objective of International Securities Series is to seek long-term capital growth. As a secondary objective, the Series seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     INVESTMENT GRADE SERIES. The investment objective of the Investment Grade Series is to seek a maximum level of income consistent with investment in investment grade debt securities.

     TARGET MATURITY 2007 SERIES. The investment objective of the Target Maturity Series is to seek a predictable compounded investment return for investors who hold their Series' shares until the Series' maturity, consistent with the preservation of capital. The Series will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     UTILITIES  INCOME  SERIES.  The primary  objective of the Utilities  Income
Series is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     For more complete information about the Fund and each of the Series, including management fees and other expenses, see the Fund's Prospectus, which is attached to this Prospectus. It is important to read the Prospectus carefully before you decide to invest. No offer will be made of a variable annuity contract funded by the underlying mutual fund unless a current Fund Prospectus has been delivered.

     ADVISER. First Investors Management Company, Inc., an affiliate of First Investors Life, supervises and manages each Series' investments, supervises all aspects of each Series operations and, except for INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, determines each Series' portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

     SUBADVISER. Wellington Management Company has been retained by the Adviser and the Fund, on behalf of INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, as each of those Series' investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Series, a fee which is computed daily and paid monthly.

     WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts general partnership of which Robert W. Doran, Duncan M. McFarland and John B. Neff are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1994, WMC held discretionary investment authority with respect to approximately $80.0 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 110 registered investment companies or series of such companies, with net assets of approximately $58.3 billion as of December 31, 1994. WMC is not affiliated with the Adviser or any of its affiliates.

     UNDERWRITER. First Investors Life and Separate Account C have entered into an Underwriting Agreement with First Investors Corporation. FIC, 95 Wall Street, New York, New York 10005, is an affiliate of First Investors Life and of the Adviser. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

     VOTING RIGHTS. In accordance with its view of present applicable law, First Investors Life will vote the Series shares held in the Subaccounts at any Special Meeting of Shareholders of the Fund in accordance with instructions received from persons having the voting interest in the Subaccount. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result First Investors Life determines that it is permitted to vote the Series shares in its own right, it may elect to do so. The person having the voting interest shall be the Contractowner.

     Prior to the Annuity Commencement Date, the number of shares of each Series held in the corresponding Subaccount which is attributable to each Contractowner is determined by dividing the Subaccount Accumulated Value by the net asset value of one share of the corresponding Series. After the Annuity Commencement Date, the number of Series shares held in the corresponding Subaccount which is attributable to each Contract is determined by dividing the reserve held in such Subaccount for the variable annuity payment under such Contract by the net asset value of one share of the corresponding Series. As this reserve fluctuates, the number of votes fluctuates. The number of votes which a person has the right to cast will be determined as of the record date established by the Fund. Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Shares of the Series held in the Subaccounts as to which no timely instructions are received or are not otherwise attributable to Contractowners will be voted by First Investors Life in proportion to the voting instructions which are received with respect to all Contracts participating in such Subaccount. Each person having a voting interest in Separate Account C will be sent reports and other materials relating to the Fund.

                   PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES

     PURCHASE PAYMENTS. Investors in Separate Account C will be purchasing Accumulation Units of a particular Subaccount only and not shares of the Series in which the Subaccount invests.

     The minimum purchase payment is $2,000 for a Deferred Variable Annuity Contract. Additional Payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.

     Purchase payments will be credited to a Contractowner's Account on the date of receipt by First Investors Life of a completed application. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period. Purchase payments, after deductions for sales expenses and any applicable premium taxes (see "Deductions from Purchase Payments"), will be allocated to the appropriate Subaccount or Subaccounts.

     DEDUCTIONS FROM PURCHASE PAYMENTS. First Investors Life or FIC, as the Underwriter, makes deductions, in accordance with the Deduction Table below, from the purchase payment for expenses in connection with sales functions relative to the Contracts. Reductions in sales charges are applicable to the total amount of the purchase payment. In addition, any Additional Payment made after the issuance of a Deferred Annuity Contract is subject to the sales charge applicable to the total amount of all purchase payments previously made plus the amount of the Additional Payment being made. The sales charge is intended to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts and costs of preparation of sales literature.

                                 DEDUCTION TABLE

                                      SALES CHARGE AS % OF
                                   ---------------------------   CONCESSION TO
                                    OFFERING       NET AMOUNT   DEALERS AS % OF
     AMOUNT OF INVESTMENT             PRICE         INVESTED     OFFERING PRICE
-------------------------------    ----------      -----------  ----------------
Less than $25,000 ................    7.00%            7.53%         5.75%
$25,000 but under $50,000 ........    6.25             6.67          5.17
$50,000 but under $100,000 .......    4.75             4.99          3.93
$100,000 but under $250,000 ......    3.50             3.63          2.90
$250,000 but under $500,000 ......    2.50             2.56          2.19
$500,000 but under $1,000,000 ....    2.00             2.04          1.67
$1,000,000 or over ...............    1.50             1.52          1.24

----------
*   Assumes that no premium taxes have been deducted.

     Contracts may be purchased without sales charge by officers and full-time employees of First Investors Life or its affiliates, who have been employed for at least one year, and its agents who have been under contract for at least one year.

     EXCHANGE PRIVILEGE. Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") may exchange their Separate Account A Contracts for Separate Account C Contracts. The Accumulated Value of the Separate Account A Contract will be invested at net asset value in one or more Subaccounts of Separate Account C. Although there is no charge for this exchange,

Contractowners will be required to execute a change of contract form which, in part, states that First Investors Life deducts a daily charge equal to an annual rate of 1.00% of the daily net asset value of the Subaccounts as a charge for mortality and expense risk. This exchange privilege may be modified or terminated at any time by First Investors Life.

     MORTALITY AND EXPENSE RISK CHARGES. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of the Subaccounts, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.

     The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and relieves the Annuitant of the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement.

     In addition, First Investors Life assumes the risk that the charges for sales expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for sales expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 1.00% of the daily net asset value of the Subaccounts. Of such charge, approximately 0.6% is for assuming the mortality risk and 0.4% is for assuming the expense risk.

     If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deduction proves more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose and will not remain in Separate Account C.

     ADMINISTRATIVE CHARGE. An administrative charge of $7.50 may be deducted annually by First Investors Life from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. These charges against Annuitant accounts are for the purpose of compensating First Investors Life for expenses involved in administering small dormant accounts. If the actual expenses exceed charges, First Investors Life will bear the loss.

     OTHER CHARGES. Some states assess premium taxes which presently range from 0% to 2.35% at the time Purchase Payments are made; others assess premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any premium taxes due at the time Purchase Payments are made and then deducts premium taxes from the Accumulated Value of the contract at the time of surrender, upon death of the annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct premium taxes when incurred. See Appendix I for premium tax table.

     EXPENSES. The total expenses of Separate Account C for the fiscal year ended December 31, 1994 amounted to $1,077,119 or 1.02% of its average net assets. There are deductions from and expenses paid out of the assets of the Series that are described in the Fund's Prospectus.

                           VARIABLE ANNUITY CONTRACTS

     This Prospectus offers Individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. The Individual Variable Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of the Subaccounts. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the beneficiary designated by the Annuitant. For a discussion of the amount and manner of payment of this benefit, see "Death Benefit During the Accumulation Period."

     All or a portion of the Accumulated Value may be withdrawn during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plans.

     First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive office, 95 Wall Street, New York, New York 10005.

DEFERRED VARIABLE ANNUITIES--ACCUMULATION PERIOD

     CREDITING ACCUMULATION UNITS. During the Accumulation Period, net purchase payments on Deferred Annuity Contracts, after deductions for sales expenses and any premium taxes, where applicable (see "Deductions from Purchase Payments"), are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for the Subaccounts is determined by dividing the net purchase payment by the value of an Accumulation Unit for the Subaccount for the Valuation Period during which the purchase payment is received at the Executive Office of First Investors Life or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for the Subaccount by the value of an Accumulation Unit for the Subaccount for the Valuation Period.

ANNUITY PERIOD

     COMMENCEMENT DATE. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the first day of the calendar month following the Annuitant's 85th birthday. If no other date is elected, annuity payments will commence on the first day of the calendar month following the Annuitant's 85th birthday.

     If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

     ASSUMED INVESTMENT RATE. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of the respective Subaccount is at the annual rate of 3.5%, the variable annuity payments will be level.

     ANNUITY OPTIONS. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

     On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.

     The Contracts provide for the six Annuity Options described below:

     Option 1 - LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

     Option 2a - JOINT AND SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

     Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the first payment due prior to the death of the survivor.

     Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

     Under  Annuity   Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, upon the death of the Annuitant, payments have been made for less than 60, 120 or 240 monthly periods, as elected, payments will be made as follows:

          1. Any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may, at any time, elect to have the present value of the guaranteed number of annuity payments computed in the manner specified in (2) below, paid in a lump sum.

          2. If a Beneficiary receiving annuity payments under this Option dies after the death of the Annuitant, the present value, computed as of the Valuation Period in which notice of death of the Beneficiary is received by First Investors Life at its Executive Office or other designated office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which such deceased Beneficiary would have been entitled had the Beneficiary not died, computed at the effective annual interest rate, assumed in determining the Annuity Tables, shall be paid in a lump sum in accordance with the Contract.

     Option 4 - UNIT REFUND LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of the Subaccount or Subaccounts as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of (a) over (b) where (a) is the Net Accumulated Value allocated to each Subaccount and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of the number of Annuity Units applicable under the Subaccount represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     ALLOCATION OF ANNUITY. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 monthly payments guaranteed, which is the Basic Annuity.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

     If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on or next following the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office.

     If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the proceeds will be paid within seven days of receipt of such election and due proof of death. If an Annuity Option is desired, election may be made by the Beneficiary during a ninety-day period commencing with the date of receipt of notification of death. If such an election is not made, a single sum settlement will be made to the Beneficiary at the end of such ninety-day period. If any Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of notification of death.

     The amount of the Death Benefit will be the greater of (1) the gross purchase payments (prior to any deductions or charges) made under an Individual Contract less any amount of purchase payments surrendered, or (2) the Accumulated Value.

SURRENDER AND TERMINATION (REDEMPTION) DURING THE ACCUMULATION PERIOD

     A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the event of a termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First Investors Life or other designated office, pay to the Contractowner the Accumulated Value of the Contract. If only a portion of the amount of the Contractowner's Individual Account is requested, the amount so requested shall be deducted from the Subaccount resulting in a corresponding reduction in the number of Accumulation Units credited to the Contractowner in the Subaccount. All Accumulated Values described in this section will be determined as of the end of the Valuation Period during which the written request is received by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than 7 days. However, First Investors Life may postpone such payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by the rules of the Securities and Exchange Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State premium tax consequences, see "Other Charges" and "Appendix I."

DEATH OF CONTRACTOWNER

     If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under
Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code").

     If  the  death  of  the  Contractowner  occurs  on  or  after  the  Annuity
Commencement Date, the entire interest in the Contract will be distributed at least as rapidly as under the Annuity Option in effect on the date of death.

     If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

TEN-DAY REVOCATION RIGHT

     A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner, elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender plus the amount of any sales charges deducted from the initial purchase payment. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of the designated Subaccount(s).

                            FEDERAL INCOME TAX STATUS

     The Contracts are designed for use (a) by individuals in retirement plans which will not be qualified plans under the provisions of the Code; and (b) in the following retirement plans qualified for special tax treatment under the Code (1) individual retirement annuities and (2) qualified corporate employee pension and profit-sharing plans. In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income received by such person under the Contract will accordingly, be includable in gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

     The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

     First Investors Life is taxed as a life insurance company under the Code. Since Separate Account C is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of the Subaccounts of Separate Account C, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied. Thus, the Series may realize net investment income and pay dividends and the Subaccounts of Separate Account C may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account C or the Contractowner.

     Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract, as defined in Section 72, will be excluded from gross income. The investment in the Contract, which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion are taxable as ordinary income as provided in Section 72 of the Code.

     In order that the Contracts be treated as annuities for Federal income tax purposes, Separate Account C must satisfy certain diversification requirements that are generally applicable to regulated investment companies under Subchapter M of the Code. Ownership by the Subaccounts of shares of the Series will not fail the diversification requirements provided that the Series meet such requirements, and all shares of the Series are owned only by the Subaccounts (and similar accounts of First Investors Life or other insurance companies), and access to the Series is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Series shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Series. The Adviser does not intend to sell any Series shares it owns to the general public. It is expected that the Adviser will cause the assets of the Series to be invested in a manner that complies with the asset diversification requirements.

     With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that income from investment has been earned, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and (iii) a 10 percent penalty will be assessed on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

     In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same
Contractowner during any 12-month period will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any 12-month period.

     Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

     The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (e.g., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (e.g., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

     A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect to have taxes withheld.

     Insurers are required to report all designated distribution payments to the Internal Revenue Service.

     With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under non-qualified plans.

     The Contracts may be purchased in connection with the following types of tax-favored retirement plans: (1) individual retirement annuities and (2) pension and profit-sharing plans of corporations qualified under Section 401(a) or employee annuity programs described in Section 403(a) of the Code. The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distribution and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as Contractowners, Annuitants and Beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and Beneficiaries, should consult counsel and other competent advisors as to the suitability of the Contracts to their special needs, and as to applicable Code limitations and tax consequences.

     It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                             PERFORMANCE INFORMATION

     From time to time, Separate Account C may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise "average annual total return" and "total return," except "average annual total return" is not shown for the Cash Management Subaccount. The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." The Cash Management Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount. The yield and effective yield figures include the payment of the Mortality and Expense Risk fee of 1.00% but do not include the maximum sales charge of 7.00%.

     Average annual total return and total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Subaccount for the period in question. Average annual total return will be quoted for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Subaccount has operated. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the period in question. Total return figures are not annualized and represent the actual percentage change over the period in question. Average annual total return and total return figures will include the deduction of all expenses and fees, including the payment of the maximum sales charge of 7.00% and the payment of the Mortality and Expense Risk fee of 1.00%.

     Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Cash Management Subaccount) expressed as a percentage of the value of the Subaccount's
Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one-year period which is compounded on a semi-annual basis. The effective yield for the Cash Management Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

     For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION
  Item                                                                    Page
--------                                                                  ----
General Description......................................................   2
Services.................................................................   2
Purchase of Securities...................................................   4
Deduction Table..........................................................   4
Annuity Payments.........................................................   5
Other Information........................................................   6
Performance Information..................................................   6
Relevance of Financial Statements........................................  10
Appendices...............................................................  11
Financial Statements.....................................................  16


                                   APPENDIX I

                             STATE AND LOCAL TAXES*

Alabama ...............................................................  1.00%
Alaska ................................................................   --
Arizona ...............................................................   --
Arkansas ..............................................................   --
California ............................................................  2.35
Colorado ..............................................................   --
Connecticut ...........................................................   --
Delaware ..............................................................   --
District of Columbia ..................................................  2.25
Florida ...............................................................   --
Georgia ...............................................................   --
Illinois ..............................................................   --
Indiana ...............................................................   --
Iowa ..................................................................   --
Kentucky ..............................................................  2.00
Louisiana .............................................................   --
Maryland ..............................................................   --
Massachusetts .........................................................   --
Michigan ..............................................................   --
Minnesota .............................................................   --
Mississippi ...........................................................  2.00
Missouri ..............................................................   --
Nebraska ..............................................................   --
New Jersey ............................................................   --
New Mexico ............................................................   --
New York ..............................................................   --
North Carolina ........................................................  1.875
Ohio ..................................................................   --
Oklahoma ..............................................................   --
Oregon ................................................................   --
Pennsylvania ..........................................................  2.00
Rhode Island ..........................................................   --
South Carolina ........................................................   --
Tennessee .............................................................   --
Texas .................................................................   --
Utah ..................................................................   --
Virginia ..............................................................   --
Washington ............................................................   --
West Virginia .........................................................  1.00
Wyoming ...............................................................  1.00

----------

Note: The foregoing rates are subject to amendment by legislation and the applicability of the stated rates may be subject to administrative interpretation.

      * Includes local annuity premium taxation.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Glossary of Special Terms .................................................    2
Fee Table .................................................................    3
Condensed Financial Information ...........................................    4
General Description .......................................................    5
Purchases, Deductions, Charges and Expenses ...............................   10
Variable Annuity Contracts ................................................   12
Federal Income Tax Status .................................................   16
Performance Information ...................................................   19
Table of Contents of the
   Statement of Additional Information ....................................   20
Appendix I - State and Local Taxes ........................................   20




                                                                        LIFE 327

FIRST INVESTORS
LIFE SERIES FUND
--------------------------------------------------------------------------------




Blue Chip Series
Cash Management Series
Discovery Series
Government Series
Growth Series
High Yield Series
International Securities Series
Investment Grade Series
Target Maturity 2007 Series
Utilities Income Series




Prospectus
--------------------------------------------------------------------------------


May 1, 1995




[LOGO] First Investors

First Investors Life Series Fund

95 Wall Street, New York, New York 10005/(212) 858-8200

         This is a Prospectus for First Investors Life Series Fund ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers ten separate investment series, each of which has different investment objectives and policies: Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth Fund, High Yield Fund, International Securities Fund, Investment Grade Fund, Target Maturity 2007 Fund and Utilities Income Fund (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.

         Investments in a Fund are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in the Fund are used to fund benefits under the Policies and Contracts. Target Maturity 2007 Fund is only offered to Contractowners of Separate Account C.

         An investment in Life Series Fund, including Cash Management Fund, is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share. Investments by the High Yield Fund in high-yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those that would result from investment in higher-rated securities. See "High Yield Securities--Risk Factors."


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated October 13, 1995 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.



                 The date of this Prospectus is October 13, 1995

         The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:

         Blue Chip Fund. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of larger, well-capitalized companies with high potential earnings growth that have shown a history of dividend payments, commonly known as "Blue Chip" companies.

         Cash Management Fund. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

         Discovery Fund. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

         Government Fund. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities.

         Growth Fund. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

         High Yield Fund. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities").

         International Securities Fund. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

         Investment Grade Fund. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities.

         Target Maturity 2007 Fund. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities. The Fund intends to terminate in the year 2007. As a result of the volatile nature of the market for zero coupon securities, the value of Fund shares prior to the Fund's maturity may fluctuate significantly in price. Thus, to achieve a predictable return, investors should hold their investments in the Fund until the Fund liquidates since the Fund's value changes daily with market conditions. Accordingly, any investor who redeems his or her shares prior to the Fund's maturity is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.


         Utilities Income Fund. The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

         There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table below has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PER SHARE DATA
                       -------------------------------------------------------------------------------------------------------------
                                         Income from Investment Operations    Less Distributions from
                                       -------------------------------------- -----------------------
                                                    Net Realized
                       Net Asset Value     Net     and Unrealized  Total from       Net        Net
                         Beginning of  Investment    Gain(Loss)    Investment   Investment   Realized     Total      Net Asset Value
                           Period        Income    on Investments  Operations     Income      Gains   Distributions    End of Period
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip
---------
3/8/90* to 12/31/90 .....  $ 10.00        $ .07        $ (.02)      $  .05       $  --        $ --       $  --          $ 10.05
1991 ....................    10.05          .12          2.50         2.62         .05          --         .05            12.62
1992 ....................    12.62          .16           .67          .83         .21          --         .21            13.24
1993 ....................    13.24          .15           .97         1.12         .15          --         .15            14.21
1994 ....................    14.21          .18          (.39)        (.21)        .08         .17         .25            13.75
1/1/95 to 6/30/95 .......    13.75          .13          2.20         2.33         .19         .95        1.14            14.94
Cash Management
---------------
1990 ....................     1.00          .072         --            .072        .072         --         .072            1.00
1991 ....................     1.00          .054         --            .054        .054         --         .054            1.00
1992 ....................     1.00          .029         --            .029        .029         --         .029            1.00
1993 ....................     1.00          .027         --            .027        .027         --         .027            1.00
1994 ....................     1.00          .037         --            .037        .037         --         .037            1.00
1/1/95 to 6/30/95 .......     1.00          .027         --            .027        .027         --         .027            1.00
Discovery
---------
1990 ....................    12.40          .14          (.78)        (.64)        .15         .90         1.05           10.71
1991 ....................    10.71          .07          5.42         5.49         .18          --          .18           16.02
1992 ....................    16.02           --          2.51         2.51         .03         .15          .18           18.35
1993 ....................    18.35           --          3.92         3.92          --         .91          .91           21.36
1994 ....................    21.36          .06          (.62)        (.56)         --         .94          .94           19.86
1/1/95 to 6/30/95 .......    19.86          .05          2.78         2.83         .06        1.26         1.32           21.37
Government
----------
1/7/92* to 12/31/92 .....    10.00          .47           .51          .98         .33          --          .33           10.65
1993 ....................    10.65          .64          (.02)         .66         .70         .19          .89           10.42
1994 ....................    10.42          .79         (1.21)        (.42)        .25         .05          .30            9.70
1/1/95 to 6/30/95 .......     9.70          .32           .57          .89         .62          --          .62            9.97


----------------
*    Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through June 30, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)  Annualized


------------------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net Assets
                                                         Ratio to Average Net Assets+   Before Expenses Waived or Assumed
                                          Net Assets     ----------------------------   ---------------------------------  Portfolio
                           Total        End of Period                  Net Investment                   Net Investment     Turnover
                         Return++(%)    (in thousands)     Expenses+(%)   Income(%)       Expenses(%)       Income(%)       Rate(%)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip
---------
3/8/90* to 12/31/90 .....    .61(a)        $  3,656           --            2.95(a)         1.92(a)          1.03(a)          15
1991 ....................  26.17             13,142         1.00            1.88            1.55             1.34             21
1992 ....................   6.67             23,765          .79            1.66             .86             1.60             40
1993 ....................   8.51             34,030          .88            1.27             N/A              N/A             37
1994 ....................  (1.45)            41,424          .88            1.49             N/A              N/A             82
1/1/95 to 6/30/95 .......  17.90             52,232          .85(a)         2.10(a)          N/A              N/A             10
Cash Management
---------------
1990 ....................   7.49              8,203          .39            6.90            1.15             6.15             N/A
1991 ....................   5.71              9,719          .57            5.39             .93             5.03             N/A
1992 ....................   3.02              8,341          .79            2.99             .98             2.81             N/A
1993 ....................   2.70              4,243          .60            2.67            1.05             2.22             N/A
1994 ....................   3.77              3,929          .60            3.69            1.04             3.25             N/A
1/1/95 to 6/30/95 .......   2.73              4,082          .59(a)         5.40(a)         1.04(a)          4.95(a)          N/A
Discovery
---------
1990 ....................  (5.47)               960           --            2.97            2.68              .28            104
1991 ....................  51.73              4,661          .70             .48            1.49             (.31)            93
1992 ....................  15.74             10,527          .91             .02            1.05             (.12)            91
1993 ....................  22.20             21,221          .87            (.03)            N/A              N/A             69
1994 ....................  (2.53)            30,244          .88             .36             N/A              N/A             53
1/1/95 to 6/30/95 .......  15.01             39,099          .85(a)          .62(a)          N/A              N/A             31
Government
----------
1/7/92* to 12/31/92 .....   9.95(a)           5,064          .03(a)         6.64(a)          .89(a)          5.79(a)         301
1993 ....................   6.35              8,234          .35            6.60             .84             6.11            525
1994 ....................  (4.10)             7,878          .35            6.74             .90             6.19            457
1/1/95 to 6/30/95 .......   9.58              9,121          .35(a)         6.98(a)          .91(a)          6.42(a)         106


------------------------------------------------------------------------------------------------------------------------------------
                                                              PER SHARE DATA
                         -----------------------------------------------------------------------------------------------------------
                                          Income from Investment Operations    Less Distributions from
                                          ---------------------------------    -----------------------
                                                    Net Realized
                         Net Asset Value   Net     and Unrealized   Total from       Net         Net
                          Beginning of  Investment   Gain(Loss)     Investment    Investment  Realized     Total        Asset Value
                            Period       Income    on Investments   Operations     Income       Gains   Distributions  End of Period
------------------------------------------------------------------------------------------------------------------------------------
Growth
------
1990......................  $13.02        $.16        $(.55)          $(.39)        $.06        $ --      $ .06           $12.57
1991......................   12.57         .17         4.15            4.32          .18          --        .18            16.71
1992......................   16.71         .08         1.41            1.49          .18        1.38       1.56            16.64
1993......................   16.64         .07          .93            1.00          .09         .10        .19            17.45
1994......................   17.45         .09         (.60)           (.51)          --         .21        .21            16.73
1/1/95 to 6/30/95.........   16.73         .09         2.45            2.54          .09         .29        .38            18.89
High Yield
----------
1990......................   10.71        1.08        (1.79)           (.71)         .83          --        .83             9.17
1991......................    9.17        1.16         1.66            2.82         1.18          --       1.18            10.81
1992......................   10.81        1.11          .21            1.32         1.69          --       1.69            10.44
1993......................   10.44         .96          .88            1.84         1.12          --       1.12            11.16
1994......................   11.16         .87        (1.14)           (.27)         .31          --        .31            10.58
1/1/95 to 6/30/95.........   10.58         .50          .64            1.14          .96          --        .96            10.76
International Securities
------------------------
4/16/90* to 12/31/90......   10.00         .03          .34             .37           --          --         --            10.37
1991......................   10.37         .09         1.49            1.58          .03         .05        .08            11.87
1992......................   11.87         .15         (.28)           (.13)         .15         .22        .37            11.37
1993......................   11.37         .10         2.41            2.51          .14          --        .14            13.74
1994......................   13.74         .14         (.32)           (.18)         .05          --        .05            13.51
1/1/95 to 6/30/95.........   13.51         .14          .88            1.02          .12         .25        .37            14.16
Investment Grade
----------------
1/7/92* to 12/31/92.......   10.00         .43          .44             .87          .34          --        .34            10.53
1993......................   10.53         .65          .49            1.14          .71         .01        .72            10.95
1994......................   10.95         .67        (1.06)           (.39)         .16         .09        .25            10.31
1/1/95 to 6/30/95.........   10.31         .34          .86            1.20          .53          --        .53            10.98
Utilities Income
----------------
11/15/93* to 12/31/93.....   10.00         .01         (.07)           (.06)          --          --         --             9.94
1994......................    9.94         .24         (.96)           (.72)         .03          --        .03             9.19
1/1/95 to 6/30/95.........    9.19         .14         0.89            1.03          .19          --        .19            10.03


----------------
*    Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through June 30, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)  Annualized


------------------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net Assets
                                                         Ratio to Average Net Assets+   Before Expenses Waived or Assumed
                                          Net Assets     ----------------------------   ---------------------------------  Portfolio
                           Total        End of Period                  Net Investment                   Net Investment     Turnover
                         Return++(%)    (in thousands)     Expenses+(%)   Income(%)       Expenses(%)       Income(%)       Rate(%)
------------------------------------------------------------------------------------------------------------------------------------
Growth
------
1990...................... (2.99)           2,366            --            3.03            1.64             1.40             28
1991...................... 34.68            7,743           .69            1.21            1.34              .55            148
1992......................  9.78           16,385           .76             .75            1.20              .30             45
1993......................  6.00           25,658           .91             .43             N/A              N/A             51
1994...................... (2.87)          32,797           .90             .60             N/A              N/A             40
1/1/95 to 6/30/95......... 15.46           41,232           .89(a)         1.09(a)          N/A              N/A             30
High Yield
----------
1990...................... (5.77)          18,331            --           13.21             .91            12.30             35
1991...................... 33.96           23,634           .53           11.95             .89            11.60             40
1992...................... 13.15           24,540           .91           10.48             .96            10.43             84
1993...................... 18.16           30,593           .91            9.49             N/A              N/A             96
1994...................... (1.56)          32,285           .88            9.43             N/A              N/A             50
1/1/95 to 6/30/95......... 11.44           37,132           .85(a)        10.12(a)          N/A              N/A             34
International Securities
------------------------
4/16/90* to 12/31/90......  5.21(a)         3,946            --             .99(a)         3.43(a)         (2.43)(a)         29
1991...................... 15.24            8,653          1.70             .75            2.27              .18             70
1992...................... (1.13)          12,246          1.03            1.55            1.38             1.20             36
1993...................... 22.17           21,009          1.14             .97             N/A              N/A             37
1994...................... (1.29)          31,308          1.03            1.22             N/A              N/A             36
1/1/95 to 6/30/95.........  7.88           34,358          1.01(a)         2.09(a)          N/A              N/A             20
Investment Grade
----------------
1/7/92* to 12/31/92.......  8.91(a)         4,707           .23(a)         6.16(a)          .93(a)          5.46(a)          72
1993...................... 10.93           10,210           .35            6.32             .85             5.82             64
1994...................... (3.53)          11,602           .37            6.61             .92             6.06             15
1/1/95 to 6/30/95......... 12.04           13,543           .50(a)         6.78(a)          .90(a)          6.38(a)          19
Utilities Income
----------------
11/15/93* to 12/31/93..... (4.66)(a)          494            --            1.46(a)         3.99(a)         (2.52)(a)          0
1994...................... (7.24)           4,720           .17            4.13             .95             3.35             31
1/1/95 to 6/30/95......... 11.29            8,647           .34(a)         4.50(a)          .85(a)          3.99(a)           9

                            Target Maturity 2007 Fund
                        April 25, 1995 to August 31, 1995
                                   (Unaudited)


Per Share Data

Net Asset Value, Beginning of Period ........................      $   10.00
                                                                   ---------

Income from Investment Operations
    Net investment income ...................................            .09
    Net realized and unrealized gain on investments .........            .92
                                                                   ---------

       Total from Investment Operations .....................           1.01
                                                                   ---------

Net Asset Value, End of Period ..............................      $   11.01
                                                                   =========


Total Return++ ..............................................          28.80%(a)

Ratio/Supplemental Data

Net Assets, End of Period (in thousands) ....................      $   5,467

Ratios to Average Net Assets:
    Expenses ................................................             --
    Net Investment Income ...................................           5.39(a)

Ratio to Average Net Assets Before
    Expenses Waived
    Expenses ................................................            .75%(a)
    Net Investment Income ...................................           4.64%(a)

Portfolio Turnover Rate .....................................              5%



+ All expenses have been waived or assumed by the investment adviser from commencement of operations through August 31, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)   Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

Blue Chip Fund

      Blue Chip Fund seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities.

      The Fund defines Blue Chip companies as those companies that have a market capitalization of at least $300 million, are dividend paying and are included in the S&P 500. Market capitalization is the total market value of a company's outstanding common stock. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are American Telephone & Telegraph, General Electric, Pepsico Inc. and Bristol-Myers Squibb.


      The fixed income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 5% of its net assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.


Cash Management Fund

      Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      Cash Management Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. See Appendix A to the SAI for a description of commercial paper ratings and Appendix B to the SAI for a description of municipal note ratings. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation.

      Cash Management Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

      Cash Management Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by Life Series Fund's Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by at least two nationally recognized statistical ratings organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating. If only one NRSRO has rated a security, or it is unrated, the acquisition of that security must be approved or ratified by Life Series Fund's Board of Trustees. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Discovery Fund

      Discovery Fund seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.


      The Fund seeks to invest in the common stock of companies that are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Adviser currently considers to be market capitalization of up to $1.5 billion, but which could be higher under certain market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.


      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Thus, the investment risk is higher than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

      The Fund may invest up to 10% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities--Risk Factors" and "American Depository Receipts and Global Depository Receipts."

      The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and may make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See the SAI for more information regarding these securities.

Government Fund


      Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations, including mortgage-backed securities. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities-Risk Factors," below.

      The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System and the Federal Home Loan Bank (each of which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority, and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund normally reinvests principal payments (whether regular or pre-paid) in additional mortgage-backed securities. See "Mortgage-Backed Securities," below.

      The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.


      For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

Growth Fund


      The investment objective of Growth Fund is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.


High Yield Fund

      High Yield Fund primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities--Risk Factors" and "Deep Discount Securities."


      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest in securities on a "when issued" or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.


      The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.


      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      The dollar weighted average of credit ratings of all bonds held by the Fund during the 1994 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1994 fiscal year and is not necessarily representative of the Fund as of the end of its 1994 fiscal year, the current fiscal year or at any other time in the future.

                                                         Comparable Quality of
                                                         Unrated Securities to
                          Rated by Moody's              Bonds Rated by Moody's
                          ----------------              ----------------------
        Baa                     1.07%                                  0%
        Ba                     12.74                                1.72
        B                      67.88                                2.31
        Caa                     4.82                                0.98
        Ca                      0.10                                   0
                               -----                                ----
        Total                  86.61%                               5.01%


International Securities Fund


      International Securities Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Trustees, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S.
currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities--Risk Factors". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.


      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

      The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for further information concerning these securities.

Investment Grade Fund

      Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations, including mortgage-related securities, dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may purchase securities on a when-issued basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

      The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.


      For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.


Target Maturity 2007 Fund

      Target Maturity 2007 Fund seeks to provide a predictable compounded investment for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. These investments will mature no later than December 31, 2007 (the "Maturity Date"). On the Maturity Date, the Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

      The Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and distributions, exceeds their original investment in the Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, their entire return, which consists of the accretion of the discount, comes from the difference between their issue price and their maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently.
See "Zero Coupon Securities-Risk Factors."

      A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

      The Fund primarily  will purchase  three types of zero coupon  securities:
(1) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.


      The Fund may invest up to 35% of its total assets in the following instruments: interest-bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including zero coupon securities maturing beyond 2007; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. The Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. See Appendix A for a description of corporate bond ratings. The Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and purchase securities on a when-issued basis. See the SAI for more information regarding these types of investments.

Utilities Income Fund

      The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The utility companies in which the Fund will invest include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utility stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."

      The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utility companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 5% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

      General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

Description of Certain Securities, Other Investment Policies and Risk Factors


      American Depository Receipts and Global Depository Receipts. International Securities Fund, Growth Fund, Utilities Income Fund and Discovery Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. International Securities Fund and Growth Fund may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by International Securities Fund, Growth Fund, Utilities Income Fund and Discovery Fund, as appropriate. See "Foreign Securities--Risk Factors."


      Bankers' Acceptances. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      Commercial Paper. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

      Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      Debt Securities--Risk Factors. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      Deep Discount Securities. High Yield Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      Eurodollar Certificates of Deposit. Cash Management Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      Foreign Securities--Risk Factors. International Securities Fund, Growth Fund and Discovery Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Because a Fund does not intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      International Securities Fund's and Discovery Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      High Yield Securities--Risk Factors. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           Effect of Interest Rate and Economic  Changes.  High Yield Securities
rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.


           The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in the 1980's, and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds were very high. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality securities that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


           Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. High Yield Fund may invest in securities rated D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

          Liquidity and Valuation.Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.


      Mortgage-Backed Securities

           Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.


           GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

           Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include Multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

           Stripped Mortgage-Backed Securities. Government Fund and Target Maturity 2007 Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


      Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities. CMOs and SMBS involve similar risks, although they may be more volatile. In addition, because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.


      Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Restricted and Illiquid Securities. Each Fund, other than Cash Management Fund, may invest up to 15% of its net assets in illiquid securities. Cash Management Fund may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which Life Series Fund's Board of Trustees or the Adviser or the Subadviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

       Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which Government Fund may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. Government Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

      Time Deposits. Cash Management Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      Utilities Industry-Risk Factors. Stocks of utilities companies generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock market in general, as well as factors specific to public utilities companies.

      Many utility companies, especially electric and gas and other energy-related utility companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies in competition with utilities companies.

      Because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the Utilities Income Fund, to realize any value from the assets of the company upon liquidation or bankruptcy.

      Variable Rate and Floating Rate Notes. Cash Management Fund may invest in variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

      Zero Coupon and Pay-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      Zero Coupon Securities-Risk Factors. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the Target Maturity 2007 Fund may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of the Target Maturity 2007 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, the Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose the Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.


      Portfolio Turnover. The decline in interest rates in 1993 and 1994 had an impact on the mortgage-backed securities market, where a large volume of prepayments of mortgages occurred. As a result of these prepayments, among other things, Government Fund liquidated many of its positions in premium mortgage-backed securities. This resulted in a portfolio turnover rate for the fiscal years ended 1993 and 1994 of 525% and 457%, respectively. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. The Target Maturity 2007 Fund currently does not expect its annual rate of portfolio turnover to exceed 100%. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.


                                HOW TO BUY SHARES

      Investments in a Fund are made through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value."

                              HOW TO REDEEM SHARES

      Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays,
(b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                   MANAGEMENT

      Board of Trustees. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

      Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for International Securities Fund and Growth Fund, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Transfer Agent. Mr. Glenn O. Head (or members of his family) and Mrs. Julie W. Grayson (as executrix of the estate of her deceased husband, David D. Grayson) each control more than 25% of the voting stock of FICC and, therefore, jointly control the Adviser.

      As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1994, the advisory fees were 0.75% of average daily net assets for each of Blue Chip Fund, Discovery Fund, Growth Fund, High Yield Fund and International Securities Fund, 0.35% of average daily net assets, net of waiver, for each of Government Fund and Investment Grade Fund, 0.31% of average daily net assets, net of waiver, for Cash Management Fund and 0.17% average daily net assets, net of waiver, for Utilities Income Fund. As compensation for its services, the Adviser receives a fee from Target Maturity 2007 Fund at the rate of 0.75% of the average daily net assets of that Fund.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      Subadviser. Wellington Management Company has been retained by the Adviser and Life Series Fund, on behalf of International Securities Fund and Growth Fund, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts general partnership of which Robert W. Doran, Duncan M. McFarland and John B. Neff are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of June 30, 1995, WMC held investment management authority with respect to approximately $96.0 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 110 registered investment companies or series of such companies, with net assets of approximately $67.2 billion as of June 30, 1995. WMC is not affiliated with the Adviser or any of its affiliates.


      Portfolio Managers. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the Blue Chip Fund since October 1994 and Discovery Fund since 1988. Ms. Poitra is assisted by a team of portfolio analysts. Ms. Poitra has been responsible for the management of the Special Situations Series, the Blue Chip Fund and the small capitalization equity portion of Total Return Series, all series of First Investors Series Fund. Ms. Poitra also is responsible for the management of the Blue Chip Fund of Executive Investors Trust and the Made In The U.S.A. Fund of First Investors Series Fund II, Inc. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

      George V. Ganter has been Portfolio Manager for High Yield Fund since 1989. Mr. Ganter joined FIMCO in 1985 as a Senior Analyst. In 1986, he became Portfolio Manager for First Investors Special Bond Fund, Inc. In 1989, he became Portfolio Manager for First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund.

      Margaret R. Haggerty is Portfolio Manager for Utilities Income Fund. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. In early 1993, she became Portfolio Manager for First Investors Utilities Income Fund of First Investors Series Fund II, Inc.

      Nancy Jones has been Portfolio Manager for Investment Grade Fund since its inception in 1992 and Cash Management Fund since 1989. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. In 1989, she became Portfolio Manager for First Investors Fund For Income, Inc. Ms. Jones has been Portfolio Manager for Investment Grade Fund of First Investors Series Fund since its inception in 1991 and has managed the fixed income corporate securities portion of Total Return Series of First Investors Series Fund since 1992.

      Since  August  1995,  WMC's  Growth  Investment  Team,  a group of  equity
portfolio   managers   and  senior   investment   professionals,   has   assumed
responsibility for managing the Growth Fund.

      Since April 1995, John Tomasulo has been primarily responsible for the day-to-day management of the Government Fund and the Target Maturity 2007 Fund. Mr. Tomasulo is also responsible for the management of the First Investors Government Fund, Inc. and for the U.S. Government and mortgage-backed securities portion of the Total Return Series of First Investors Series Fund. Prior to joining FIMCO, Mr. Tomasulo was affiliated with Seligman & Co. since 1987 where he assisted in the management of a U.S. government fund and individual accounts and had primary responsibility for three money market funds.

      Since April 1, 1994, International Securities Fund is managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstead. Prior to joining WMC as a portfolio manager in 1993, Mr. Skramstead was a global portfolio manager at Scudder, Stevens & Clark since 1990.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The investments in Cash Management Fund, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      For the purposes of determining dividends, the net investment income of each Fund, other than Cash Management Fund, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of Cash Management Fund consists of (i) accrued interest, plus or minus (ii) all realized and unrealized gains and losses on the Fund's securities, less (iii) accrued expenses. Dividends from net investment income are generally declared and paid annually by each Fund, other than Cash Management Fund. Dividends from net investment income are generally declared daily and paid monthly by Cash Management Fund. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than Cash Management Fund, which does not anticipate realizing any such gain. International Securities Fund and High Yield Fund also distribute any net realized gains from foreign currency transactions with their annual distribution. All dividends and other distributions are paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                      TAXES


      Each Fund has qualified, or intends to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for International Securities Fund and High Yield Fund, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.


      Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity (or variable life insurance) contracts. Please refer to "Federal Income Tax Status" in the Prospectuses of Separate Accounts B and C for information as to the tax status of those accounts and the holders of the Contracts or Policies.

      Each Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Accounts B and C -- and of a Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of Separate Accounts B and C -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of Separate Accounts B and C.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion.
Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      Organization. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into ten separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

      Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the International Securities Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the International Securities Fund and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

      Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

      Performance. Performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      Shareholder Inquiries. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.

      Annual and Semi-Annual Reports to Shareholders. It is Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. Life Series Fund will ensure that an additional copy of such reports are sent to any shareholder who subsequently changes his or her mailing address.


                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS


STANDARD & POOR'S


      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

     1.   Likelihood of  default-capacity  and  willingness of the obligor
          as  to  the  timely   payment  of  interest  and   repayment  of
          principal  in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



MOODY'S INVESTORS SERVICE, INC.


     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Financial Highlights ......................................................    4
Investment Objectives and Policies ........................................    9
How to Buy Shares .........................................................   27
How to Redeem Shares ......................................................   27
Management ................................................................   28
Determination of Net Asset Value ..........................................   30
Dividends and Other Distributions .........................................   30
Taxes .....................................................................   30
General Information .......................................................   31
Appendix A ................................................................   32



Investment Adviser                                Custodians
First Investors Management                        The Bank of New York
  Company, Inc.                                   48 Wall Street
95 Wall Street                                    New York, NY  10286
New York, NY  10005
                                                  Brown Brothers
Subadviser                                           Harriman & Co.
Wellington Management                             40 Water Street
  Company                                         Boston, MA  02109
75 State Street
Boston, MA  02109                                 Auditors
                                                  Tait, Weller & Baker
Transfer Agent                                    Two Penn Center Plaza
Administrative Data                               Philadelphia, PA  19102-1707
  Management Corp.
581 Main Street                                   Legal Counsel
Woodbridge, NJ  07095-1198                        Kirkpatrick & Lockhart LLP
                                                  1800 M Street, N.W.
                                                  Washington, D.C.  20036








No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Fund or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NEW YORK 10005




MAILED FROM ZIP CODE 17604

BULK RATE
U.S. POSTAGE
PAID
PERMIT NO. 1796





[LOGO] FIRST INVESTORS
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


LIFE325

FIRST INVESTORS LIFE
LEVEL PREMIUM
VARIABLE LIFE
INSURANCE POLICIES
---------------------------








Prospectus
----------------------------
May 1, 1995


[LOGO] First Investors

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES

ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, N.Y. 10005/(212) 858-8200

     INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

     This Prospectus describes the Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life Insurance Company ("First Investors Life"). The purpose of the Policy is to provide life insurance coverage and to lessen the economic loss resulting from the death of the Insured.

     Policy premiums net of certain expenses ("net annual premiums") are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). A Policyowner elects to have his or her net annual premiums paid into one or more of the nine subaccounts of Separate Account B ("Subaccounts"). Target Maturity 2007 Series is not offered to Policyowners of Separate Account B. The assets of each Subaccount are invested at net asset value in shares of a related series of First Investors Life Series Fund (the "Fund"), an open-end diversified management investment company.

     The Policy is like a limited payment life insurance policy with a death benefit, level premiums, loan privileges and other features that are usually associated with a limited payment insurance policy. Unlike the usual life insurance policy, the Policy is "variable" because the amount of the insurance coverage and the cash values may increase or decrease depending on the investment performance of the chosen Subaccount or Subaccounts of Separate Account B.

     The death benefit during the first Policy year will be the face amount shown on the Policy (the "Guaranteed Insurance Amount"). On each Policy anniversary, the amount of coverage may increase or decrease depending on the investment results of the designated Subaccount or Subaccounts, but it will never be less than the Guaranteed Insurance Amount as long as there is no outstanding Policy loan and premiums are paid when due.

     The cash value of the Policy will vary from day to day, depending on the investment results of the designated Subaccount or Subaccounts, but with no guaranteed minimum. The Policyowner bears the entire investment risk and the Policy's cash value (not the death benefit) could decline to zero.

     Replacing existing insurance with the Policy described in this Prospectus may not be to your advantage in light of the higher cost of the Policy during the first few years.

     This Prospectus sets forth the information about Separate Account B that a prospective investor should know before investing and should be kept for future reference.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
                PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.

                   The date of this Prospectus is May 1, 1995

THE PURPOSE OF THE POLICY IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                               GENERAL DESCRIPTION

FIRST INVESTORS LIFE INSURANCE COMPANY

     First Investors Life Insurance Company (TIN 13-1968606), 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Life is also the Sponsor of First Investors Life Variable Annuity Fund A and First Investors Life Variable Annuity Fund C. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Corporation ("FIC" or "Underwriter") and the Transfer Agent. Mr. Glenn O. Head (and members of his family) and Mrs. Julie W. Grayson (as executrix of the estate of her deceased husband, David D. Grayson) are controlling persons of FICC and, therefore, jointly control the Adviser.

     First Investors Life assumes all of the insurance risks under the Policy and its assets support the Policy's benefits. At December 31, 1994, First Investors Life had assets of over $393 million and over $2.939 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

SEPARATE ACCOUNT B

     First Investors Life Insurance Company Separate Account B, also known by its proprietary name, "Insured Series Plan" ("Separate Account B"), was established on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account to which assets are allocated to support the benefits under the Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life. Separate Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision of the management or investment practices or policies of Separate Account B.

     The assets of each subaccount of Separate Account B (the "Subaccount") are invested at net asset value in shares of the corresponding Series (the "Series") of First Investors Life Series Fund (the "Fund"). For example, the Blue Chip Subaccount invests in the Blue Chip Series, the Government Subaccount invests in the Government Series, and so on. The Fund's Prospectus describes the risks attendant to an investment in each Series of the Fund.

     Any and all distributions received from a Series will be reinvested to purchase additional shares of the distributing Series at net asset value for the corresponding Subaccount. Accordingly, no capital distributions are anticipated. Deductions and redemptions from any Subaccount of Separate Account B may be effected by redeeming the number of applicable Series shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Series in the Subaccounts will be valued at their net asset value.

     Separate Account B is divided into the following Subaccounts, each of which corresponds to the following Series of the Fund:

     SEPARATE ACCOUNT                             FUND
       B SUBACCOUNT                              SERIES
    --------------------                    ----------------

  Blue Chip Subaccount                    Blue Chip Series
  Cash Management Subaccount              Cash Management Series
  Discovery Subaccount                    Discovery Series
  Government Subaccount                   Government Series
  Growth Subaccount                       Growth Series
  High Yield Subaccount                   High Yield Series
  International Securities Subaccount     International Securities Series
  Investment Grade Subaccount             Investment Grade Series
  Utilities Income Subaccount             Utilities Income Series


     The assets of Separate Account B are the property of First Investors Life. Each Policy provides that the portion of the assets of Separate Account B equal to the reserves and other liabilities under the Policy with respect to Separate Account B shall not be chargeable with liabilities arising out of any other business that First Investors Life may conduct. In addition to the net assets and other liabilities for the Policies, the assets of Separate Account B include amounts derived from expenses charged to Separate Account B by First Investors Life (see "Charges and Expenses"). From time to time these additional amounts will be transferred in cash by First Investors Life to its General Account. Before making a transfer, First Investors Life will consider any possible adverse impact that the transfer may have on Separate Account B.

     First Investors Life reserves the right to invest the assets of Separate Account B in the shares of other investment companies or any other investment permitted by law. Such substitution would be made in accordance with the provisions of the 1940 Act.

YOUR CHOICE OF INVESTMENT OBJECTIVE

     When a Policy is purchased, the Policyowner decides to place the net annual premium (premium less certain deductions) into at least one but not more than five of the Subaccounts of Separate Account B to support the Policy's benefits, provided the allocation to any one Subaccount is not less than 10% of the net premium. The allocation is made on the Policy's first day and at the beginning of each Policy year thereafter. A portion of the allocated amount covers the cost of insurance protection. That Subaccount in turn invests in the corresponding Series of the Fund, as set forth above. Twice a year, at any time during the Policy year, the Policyowner may transfer all or part of the cash value from one Subaccount to another provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value. Each Subaccount corresponds to a Series of the Fund. The investment objectives of each Series of the Fund which are offered to Policyowners of Separate Account B are set forth below. See "The Fund." There is no assurance that the investment objective of any Series of the Fund will be realized. Because each Series of the Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. When deciding which Subaccount to utilize, a Policyowner should consider that the Policy's investment return will affect the death benefit, the cash value and the loan value of the Policy.

     As an example, using the policies illustrated on pages 19 through 21, First Investors Life would allocate to the selected Subaccount(s) the following amounts for each Policy year:

                        MALE ISSUE        MALE ISSUE        MALE ISSUE
                          AGE 10            AGE 25            AGE 40
   BEGINNING            $600 ANNUAL      $1,200 ANNUAL     $1,800 ANNUAL
   OF POLICY            PREMIUM FOR       PREMIUM FOR       PREMIUM FOR
     YEAR              STANDARD RISK     STANDARD RISK     STANDARD RISK
   ---------           -------------     -------------     -------------
1st.................      $170.81          $  508.46         $  927.23
2nd-4th.............       489.00           1,008.00          1,527.00
5th and later.......       513.00           1,056.00          1,599.00


THE FUND

     First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. The Fund consists of ten separate Series, nine of which are offered to Policyowners of Separate Account
B. Target Maturity 2007 Series, a series of the Fund, is not offered to Policyowners of Separate Account B. The shares of the Series are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life.

     The investment objectives of each Series of the Fund which are offered to Policyowners of Separate Account B are as follows:

     BLUE CHIP SERIES. The investment objective of Blue Chip Series is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of larger, well-capitalized companies with high potential earnings growth that have shown a history of dividend payments, commonly known as "Blue Chip" companies.

     CASH MANAGEMENT SERIES. The objective of Cash Management Series is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Series will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Series is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share.

     DISCOVERY SERIES. The investment objective of Discovery Series is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     GOVERNMENT SERIES. The investment objective of Government Series is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-related securities.

     GROWTH SERIES. The investment objective of Growth Series is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

     HIGH YIELD SERIES. The primary objective of the High Yield Series is to seek to earn a high level of current income. Consistent with that objective, the Series will also seek growth of capital as a secondary objective. The High Yield Series seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors" in the Fund's Prospectus.

     INTERNATIONAL SECURITIES SERIES. The primary objective of International Securities Series is to seek long-term capital growth. As a secondary objective, the Series seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     INVESTMENT GRADE SERIES. The investment objective of the Investment Grade Series is to seek a maximum level of income consistent with investment in investment grade debt securities.

     UTILITIES  INCOME  SERIES.  The primary  objective of the Utilities  Income
Series is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     No offer will be made of a Policy funded by the underlying Fund unless a current Fund Prospectus has been delivered.

     For more complete information about each of the Series underlying Separate Account B, including management fees and other expenses, see the Fund's Prospectus. The Prospectus details each Series' investment goals, management strategies, investment restrictions, portfolio turnover, and the inherent market and financial risks of an investment in the Series' shares. It is important to read the Prospectus carefully before you decide to invest. Additional copies of the Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Series will be achieved.

CHANGES IN FUND INVESTMENT POLICIES AND RESTRICTIONS

     The investment policies and restrictions of the Series are set forth above and within the Fund's Prospectus. Fundamental policies of a Series may not be changed without the approval of a majority vote of Policyowners investing in the Subaccount which invests in that Series in accordance with the 1940 Act (see "Voting Rights"). Changes in the investment policies or the adoption of new investment policies may be made without such approval when required by state insurance regulatory authorities. The investment policies may not be changed if such change is disapproved by First Investors Life although any such disapproval may not be unreasonable. Such a change would be disapproved only if it violated state law or was prohibited by state regulatory authorities or if First Investors Life determined that the change would have an adverse effect on its general account because it would result in unsound or overly speculative investments. If First Investors Life disapproves a change, a summary of the change and the reasons for disapproval will be set forth in the Proxy Statement for the Fund's next Special Meeting of Shareholders.

ADVISER

     First Investors Management Company, Inc., 95 Wall Street, New York, NY 10005, a New York corporation, supervises and manages each Series' investments, supervises all aspects of each Series operations and, except for INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, determines each Series' portfolio transactions. The Adviser serves as such under an advisory agreement dated June 13, 1994, which was approved, with respect to each Series, by the Fund's Board of Trustees and by the shareholders of each Series. See the Fund's Prospectus for the amount of advisory fees paid by each Series for the fiscal year ended December 31, 1994.

SUBADVISER

     Wellington Management Company, 75 State Street, Boston, MA 02109 ("WMC" or "Subadviser"), has been retained by the Adviser and the Fund on behalf of INTERNATIONAL SECURITIES SERIES and GROWTH SERIES as each of those Series' investment subadviser. The Subadviser serves as such under a subadvisory agreement dated June 13, 1994 which was approved by the Fund's Board of Trustees and by the shareholders of the INTERNATIONAL SECURITIES SERIES and GROWTH SERIES. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES SERIES and GROWTH SERIES, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Series, a fee which is computed daily and paid monthly.

UNDERWRITER

     First Investors Life and Separate Account B have entered into an Underwriting Agreement with First Investors Corporation. FIC, 95 Wall Street, New York, New York 10005, is an affiliate of First Investors Life and of the Adviser. First Investors Life has reserved the right in the Underwriting Agreement to sell the Policies directly. The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.


                              CHARGES AND EXPENSES

     First Investors Life guarantees that it will not increase the amount of premiums, charges deducted from premiums and the charges to the Subaccount(s) for mortality and expense risks.

CHARGES DEDUCTED FROM PREMIUMS

     AMOUNT ALLOCATED TO SELECTED SUBACCOUNT. The amount allocated to the selected Subaccount(s) for a standard mortality risk Policy is the annual premium you pay less the premiums for any optional insurance benefits and less the charges listed below, which are allocated to First Investors Life's General Account.

     ANNUAL CHARGE. A $30 charge, which will be made in each Policy year, is for annual administrative expenses, including premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, reporting and other communications to Policyowners. This charge has been set at a level that will recover no more than the actual costs associated with administering the Policy.

     ADDITIONAL FIRST YEAR ADMINISTRATIVE CHARGE. A charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance or a pro rata portion thereof, is made to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. This charge has been set at a level that will recover no more than the actual costs associated with administering the Policy.

     SALES LOAD. A charge, which is deemed to be a "sales load" as defined in the 1940 Act, not to exceed the following percentages of the annual premium, will be charged as follows:

         YEARS                               MAXIMUM PERCENTAGES
         -----                               -------------------

           1 .............................            30%
           2-4 ...........................            10%
           5 and thereafter ..............             6%

     The amount of the "sales load" in any Policy year is not specifically related to sales expenses for that year. First Investors Life expects to recover its distribution costs solely from sales charges over the life of the Policy.

     STATE PREMIUM TAX CHARGE. This charge is 2% of the annual premium. Premium taxes vary from state to state and the 2% rate is the average rate expected to be paid on premiums received in all states over the lifetime of the Insured covered by the Policy.

     RISK CHARGE. This is a maximum 1.5% charge of the annual premium, to cover the contingency that the Insured would die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of the guaranteed minimum death benefit.

     OTHER CHARGES. The extra premium charged for sub-standard life insurance risk and the charge for premiums not paid on an annual basis is deducted from the gross premium upon receipt.

     For the fiscal year ended December 31, 1994, First Investors Life received $5,950,000 in sales charges and $350,000 in administrative fees.


EXPENSES CHARGED TO SEPARATE ACCOUNT B

     CHARGE FOR MORTALITY AND EXPENSE RISKS. First Investors Life makes a daily charge to each Subaccount for mortality and expense risks assumed by First Investors Life. The charge is computed at an effective annual rate of .50% of the value of the Subaccount's assets attributable to the Policies.

     The mortality risk assumed is that the Insured may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of the premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. First Investors Life will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

     COST OF INSURANCE. After the net annual premium is placed into Separate Account B, a charge is made for the cost of insurance protection (see "Cost of Insurance Protection").

     CHARGES FOR INCOME TAXES. First Investors Life currently does not charge Separate Account B for its corporate Federal income taxes that may be attributable to Separate Account B. However, First Investors Life may make such a charge in the future. Charges for other applicable taxes attributable to Separate Account B may also be made (see "Charges for First Investors Life's Income Taxes").


EXPENSES CHARGED TO THE FUND

     BROKERAGE CHARGES. The Series bear the cost of brokerage commissions, transfer taxes and other fees related to securities transactions. See the Fund's Statement of Additional Information for the amount of brokerage commissions paid by the Series for the fiscal year ended December 31, 1994, all of which were paid to unaffiliated dealers.

     OTHER CHARGES. Each Subaccount purchases shares of the corresponding Series at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Series. Those fees and expenses are described in detail in the Fund's Prospectus.


                            THE VARIABLE LIFE POLICY
GENERAL

     The following discussion summarizes important provisions of the Policy offered by this Prospectus. Appendix I to this Prospectus contains summaries of other provisions. These discussions assume that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made. For information about a default in premium payment, see "Premiums-Default and Options on Lapse." For loan information, see "Loan Provisions." Policy years and anniversaries will be measured from the Date of Issue, and each Policy year will commence on the anniversary of the Date of Issue.

DEATH BENEFIT

     The death benefit is the amount paid to the beneficiary at the death of the Insured. It will be the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, the variable insurance amount for each selected Subaccount as described below. The benefit will be increased to reflect any insurance on the life of the Insured added by rider and any premium paid which applies to a period of time beyond the Policy month in which the Insured dies. It will be reduced by any Policy loan and loan interest and any unpaid premium which applies to a period prior to and including the Policy month in which the Insured dies.

     Generally, payment is made within seven days after all claim requirements are received by First Investors Life at its Home Office. Interest is paid on death proceeds from the date of death until payment is made at the annual rate First Investors Life is paying under the payment option when proceeds are left on deposit with First Investors Life, or at a higher rate if required by law.

     THE GUARANTEED MINIMUM. The death benefit is guaranteed never to be less than the Policy's face amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, the death benefit is determined on each Policy anniversary, and it remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.

     THE VARIABLE INSURANCE AMOUNT. The death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount for each selected Subaccount. The variable insurance amount reflects the investment results of the selected Subaccount(s). During the first Policy year, the death benefit is the Guaranteed Insurance Amount because the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, the investment results for the preceding Policy year are ascertained. If the net investment return ("Net Investment Return") for each selected Subaccount is 4%, then the variable insurance amount does not change.

     If the Net Investment Return for each selected Subaccount for the preceding Policy year is greater than 4%, the variable insurance amount increases. If the Net Investment Return is less than 4%, the variable insurance amount decreases (but the death benefit never goes below the Guaranteed Insurance Amount). The variable insurance amount is set on each Policy anniversary and remains at that amount until the next Policy anniversary. The percentage change in the death benefit is not the same as the Net Investment Return.

     The change in the variable insurance amount on a Policy anniversary equals the amount of insurance purchased under a Policy or the amount of insurance coverage cancelled under a Policy which results from positive or negative investment return, respectively. To calculate the change in the variable insurance amount, First Investors Life uses a net single premium per $1 of paid-up whole life insurance based on the Insured's age at the anniversary. Thus, if the investment return for a male age 25 is $100, positive or negative, the variable insurance amount will increase or decrease by $542 (see net single premium amounts on next page).

     For example, using the policy illustration for a male issue age 25 on Page 20, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the change in the variable insurance amount on the 6th Policy anniversary and the change on the 12th Policy anniversary are calculated as follows:

                                             CALCULATION OF CHANGE IN
                                           VARIABLE INSURANCE ADJUSTMENT
                                            AMOUNT AT END OF POLICY YEAR
                                           ------------------------------
                                                  6               12
                                             ---------       ----------
(1)     Cash Value End of Prior Year.        $4,972.00       $14,529.00
(2)     Net Premium......................     1,056.00         1,056.00
(3)     Benefit Base Beginning of
        Current Policy Year: (1)+(2).....     6,028.00        15,585.00
(4)     Actual Net Rate of Return
        (.064399) less the Base
        Rate of Return which is the
        Assumed Rate (.04)...............      .024399          .024399
(5)     Investment Return (3)x(4)........       147.08           380.25
(6)     Net Single Premium at
        End of Current Year..............      0.22416          0.27338
(7)     Change in Variable Adjustment
        Amounts (5) divided by (6).......    $  656.14       $ 1,390.92

Figures are rounded.

     It should be noted that, as shown in the table below, the net single premium increases as the Insured advances in age and thus larger dollar amounts of investment return are required each year to result in the same increases in the variable insurance amount.

     NET SINGLE PREMIUM. A Policy includes a table of net single premiums used to convert the investment return for a Policy into increases or decreases in the variable insurance amount. This purchase basis does not depend upon the risk classification of a Policy or any changes in the Insured's health after issue of a Policy. The net single premium will be lower for a Policy issued to a female than for a Policy issued to a male, as shown below.

                                                     VARIABLE INSURANCE
                                                     ADJUSTMENT AMOUNT
                             NET SINGLE PREMIUM    PURCHASED OR CANCELLED
           MALE             PER $1.00 OF VARIABLE       BY $1.00 OF
       ATTAINED AGE           INSURANCE AMOUNT       INVESTMENT RETURN
       ------------         ---------------------  ----------------------
             5                     $.09884                  $10.12
            15                      .13693                    7.30
            25                      .18452                    5.42
            35                      .25593                    3.91
            45                      .35291                    2.83
            55                      .47352                    2.11
            65                      .60986                    1.64

                                                     VARIABLE INSURANCE
                                                     ADJUSTMENT AMOUNT
                             NET SINGLE PREMIUM    PURCHASED OR CANCELLED
          FEMALE            PER $1.00 OF VARIABLE       BY $1.00 OF
       ATTAINED AGE           INSURANCE AMOUNT       INVESTMENT RETURN
       ------------         ---------------------  ----------------------
             5                     $.08195                  $12.20
            15                      .11326                    8.83
            25                      .15684                    6.38
            35                      .21872                    4.57
            45                      .30185                    3.31
            55                      .40746                    2.45
            65                      .54017                    1.85

     The variable insurance amount is cumulative and reflects the accumulation of increases and decreases from past Policy years. The amount may be positive or may be negative, depending on the investment performance of the designated Subaccount(s) during the time the Policy is in force. If, at the time of the Insured's death, the variable insurance amount is negative, then the insurance benefit is the Guaranteed Insurance Amount. Good investment performance must first offset any negative variable insurance amount before there can be a positive amount.

     An example of the death benefit using the policy illustration for a male issue age 25 on Page 20, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the death benefit shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy, as follows:

                         GUARANTEED
                         INSURANCE       VARIABLE
    VARIABLE LIFE          AMOUNT    +   INSURANCE   =    DEATH
        POLICY            MINIMUM         AMOUNT         BENEFIT
   --------------        ----------      ---------       -------
End of Policy Year 5..    $51,908         $1,489         $53,398
Increase..............         --            657             657 (1.2% Increase)
End of Policy Year 6..    $51,908         $2,146         $54,055


     If, instead, the gross annual investment return in the year illustrated had been 0% (equivalent to a Net Investment Return of approximately -1.45%), the death benefit would have decreased by $1,464 (a 2.7% decrease), and the death benefit for the end of Policy year 6 would have been $51,934.

     At a given Net Investment Return rate, the dollar amount of an increase or decrease in the variable insurance amount is greater when assets in the Subaccount(s) supporting the death benefit under a Policy are greater.

Therefore, the change in the variable insurance amount (which affects the change in the death benefit) is greater in the later Policy years when those assets are higher in relation to the death benefit, than in the early Policy years when those assets are relatively low.

     For example, as shown in the example above for a male issue age 25 assuming the 8% hypothetical gross annual investment return (equivalent to a Net
Investment Return of approximately 6.55%), the death benefit for the end of Policy year 6 is 1.2% higher than the death benefit for the end of Policy year
5. The death benefit for that Policy at the end of Policy year 12, assuming the 8% hypothetical gross annual investment return, would be 2.4% higher than the death benefit for the end of Policy year 11 (not shown on Page 20), as follows:

                         GUARANTEED
                         INSURANCE       VARIABLE
     VARIABLE LIFE         AMOUNT    +   INSURANCE   =   DEATH
        POLICY            MINIMUM         AMOUNT        BENEFIT
    --------------       ----------      ---------      -------
End of Policy Year 11..   $51,908         $7,258        $59,166
Increase...............        --          1,391          1,391  (2.4% Increase)
End of Policy Year 12..   $51,908         $8,649        $60,557

     Where a Policy's death benefit for a Policy year (after the first Policy year) was equal to the Guaranteed Insurance Amount because the variable insurance amount was negative, the death benefit would increase above the Guaranteed Insurance Amount on a Policy anniversary only if the Net Investment Return for the preceding Policy year was sufficiently greater than 4% to result in a positive variable insurance amount and, accordingly, a death benefit above the Guaranteed Insurance Amount. For example, assume the Policy for a male issue age 25 illustrated on Page 20 had a 0% hypothetical gross annual investment return for the first five policy years (which results in a negative variable insurance amount). In order for there to be an increase in the death benefit above the Guaranteed Insurance Amount for Policy year 7 (the amount shown for the end of Policy year 6), the Net Investment Return for Policy year 6 would have to be at least 17.5%.

     NET INVESTMENT RETURN. On each Policy anniversary, the Net Investment Return of the designated Subaccount(s) is computed separately for each Policy. The Net Investment Return reflects the investment performance of each selected Subaccount from the first day of the Policy year until the last day of the Policy year. It reflects each Subaccount's:

     Investment income (net of Series expenses);
     Plus realized and unrealized capital gains;
     Minus realized and unrealized capital losses;
     Minus charges, if any, for taxes;
     Minus a charge not exceeding .50% per year for mortality, expenses and other risks.

     The method of calculating the Net Investment Return is detailed in the Policy. The Net Investment Return for a Policy year is not the same as the Net Investment Return for the Subaccount(s) for a calendar year unless a Policy's anniversary is the last day of the calendar year.

     VALUATION OF ASSETS. For purposes of computing the Net Investment Return, the value of the assets of each Subaccount are determined as of the close of business on each business day.

     First  Investors  Life  daily   calculates  the  asset  valuation  of  each
Subaccount. The net asset value of a Series share is determined by the Series in the manner set forth in the Fund's prospectus.

CASH VALUE

  AMOUNT OF CASH VALUE. The cash value of the Policy on any date is the sum of the cash value you have in each Subaccount in which you have invested. The amounts of the cash value you have in each Subaccount will vary daily depending on investment experience. The cash value of each Subaccount at the end of each Policy year is the amount of the tabular cash value attributable to the Subaccount(s) on that date plus or minus the net single premium for the current variable insurance amount attributable to the Subaccount(s) on that date. If the date is other than the Policy anniversary date, the cash value will be increased or decreased depending on the investment results of the Subaccount(s) selected for the time elapsed since the last Policy anniversary. This assumes that no premium is due and unpaid. In calculating the cash value, adjustments are made for the net premium, the investment results and the cost of insurance protection. (See below for an explanation of the Cost of Insurance Protection.)

     For example, using the Policy illustration for a male issue age 25 on Page 20, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the cash value shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy as follows:

  (1)  Cash Value End of Prior Year..............................  $  4,972
  (2)  Net Premium...............................................     1,056
  (3)  Benefit Base Beginning of Current Policy Year 6: (1)+(2)..     6,028
  (4)  Actual Rate of Return.....................................   .064399
  (5)  Actual Investment Return (3)x(4)..........................       388
  (6)  Benefit Base End of Policy Year 6: (3)+(5)................     6,416
  (7)  Cost of Insurance During Policy Year 6....................        84
  (8)  Cash Value End of Policy Year 6: (6)-(7)..................     6,332


     The cash value is not guaranteed. The Policy offers the possibility of cash value appreciation resulting from good investment performance, although there is no assurance that such appreciation will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value. The Policyowner bears all the investment risk as to the amount of the cash value. It is unlikely that the Policy will have any cash value until the later months of the first Policy year (see "Additional First Year Administrative Charge"). The cash value stated in the illustrations on Pages 19 to 21 and Pages 30 to 32 are at the end of the Policy years shown, assuming the various hypothetical investment returns, the cash value as of the end of the preceding Policy year, adjusted to reflect the Net Investment Return of each Subaccount in which you have invested, the cost of the insurance protection and premiums paid since the Policy's last anniversary.

     TRANSFER RIGHTS. Twice a year, at any time during the Policy year, you may transfer part or all of your cash value from the Subaccounts you are in to any other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts.

     SURRENDER FOR CASH VALUE. The Policyowner may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value next computed after the request is received at the Home Office of First Investors Life. Surrender will be effective on the date First Investors Life has received both the Policy and a written request in a form acceptable to First Investors Life. First Investors Life will usually pay the surrender value within 7 days, but payment may be delayed when First Investors Life is not able to determine the amount because the New York Stock Exchange is closed for trading or the Securities and Exchange Commission determines that a state of emergency exists.

COST OF INSURANCE PROTECTION

     First Investors Life issues variable life insurance policies to individuals with standard mortality risks and to individuals with higher mortality risks, as permitted by First Investors Life's underwriting rules. A higher gross premium is charged for the person with the higher mortality risk. Given the same age, sex and insurance face amount, the net annual premium going into the Subaccount(s) is the same for the standard risk and the higher risk person. Also, the cost of insurance deducted from the Subaccount(s) (item 7 in the example above) would be the same for each such individual. First Investors Life uses the 1980 Commissioners' Standard Ordinary Mortality Table to actuarially compute the cost of insurance for each Policy, except mortality rates for extended term insurance are from the Commissioners' 1980 Extended Term Table. The cost is based on the net amount of insurance at risk (the Policy's face amount plus the variable insurance amount less the cash value) and the person's sex and attained age. The amount that is deducted each year is different because as the person's age increases the probability of death generally increases. The net amount of insurance at risk may decrease or increase each year depending on investment experience of the selected Subaccount(s).

LOAN PROVISION

     LOAN PRIVILEGE. The Policyowner may borrow up to 75% of the cash value during the first three Policy years or 90% of the cash value after the first three Policy years upon assignment to First Investors Life of the Policy as sole security. Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, the loan amount is sent within seven days of receipt of the request. Except when used to pay premiums, a new loan will not be permitted unless it is at least $100. The Policyowner may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.

     EFFECT OF LOAN. A loan does not affect the amount of the premiums due. When a loan is taken out, a portion of the cash value equal to the loan is transferred from the Subaccount(s) to First Investors Life's General Account. Loans will be charged to each Subaccount in proportion to the investment in each Subaccount as of the date of the Policy loan. The amount maintained in the General Account will not be credited with the Net Investment Return earned by Subaccount(s) during the period the loan is outstanding. Instead, it grows at the assumed interest rate of 4%, in accordance with the tabular cash value calculations as filed with the state insurance departments. Therefore, a Policy's death benefit above the Guaranteed Insurance Amount and a Policy's cash value are permanently affected by any loan whether or not repaid in whole or in part.

     Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount (see "The Guaranteed Minimum" and "The Variable Insurance Amount"). The cash value, the variable insurance amount and the death benefit in excess of the Guaranteed Insurance Minimum, if any, are dependent upon the Net Investment Return of the Subaccount(s). During periods of favorable investment return (a net rate of return greater than 4%), an outstanding Policy loan will result in lower Policy values than would have otherwise resulted in the absence of any indebtedness.

     For example, use the Policy for a male issue age 25 illustrated on Page 20, and assume the 8% gross annual investment return and that a $3,000 loan was made at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $57,612 and $12,612, respectively. (The outstanding indebtedness would be deducted from these amounts upon death or surrender.) The differences between these amounts and the $57,898 death benefit and $12,685 cash value shown on Page 20 for Policy year 10 result because the portion of the cash value equal to the indebtedness which is transferred from the Subaccount(s) does not reflect the Subaccount(s) Net Investment Return of approximately 6.55%.

     However, outstanding indebtedness will diminish the adverse effect on Policy values during a period of unfavorable investment return (a net rate of return less than 4%) because the portion of the cash value transferred from the Subaccount(s) to the General Account will grow at the assumed rate of 4%. Thus, a Policy loan can protect the cash value from decreasing if the Net Investment Return is less than 4%.

     Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. Interest is payable at the end of each Policy year and on the date the loan is repaid. If interest is not paid when due, the loan will be increased by that amount and an equivalent amount of cash value will be transferred from the Subaccount(s) to the General Account. Loan repayments will be credited to each Subaccount in proportion to the investment in each Subaccount as of the date of repayment.

     The amount of any outstanding loan plus interest is subtracted from the death benefit or the cash value on payment. Whenever the then outstanding loan with accrued interest equals or exceeds the cash value, the Policy terminates 31 days after notice has been mailed by First Investors Life to the Policyowner and any assignee of record at their last known addresses, unless a repayment is made within that period.

     As of December 31, 1994, loans in the aggregate amount of $5,814,229 were outstanding. During the year 1994, First Investors Life received $257,934 in interest on outstanding loans. As of December 31, 1994, there were no loans in default.

PREMIUMS

     ALLOCATION OF PREMIUM. At the time of application, the Policyowner decides to place his or her net annual premium (see "Charges Deducted from Premiums") into any one or more of the Subaccounts. The death benefit and cash value may increase or decrease depending on the investment performance of the chosen Subaccount(s).

     PAYMENT PERIODS AND FREQUENCY. Premiums are payable annually or may be paid more frequently as elected by the Policyowner. Payments are due on or before the due dates as specified in the Policy at the Home Office of First Investors Life. Premium payments received before they are due will be placed in First Investors Life's General Account. On the day the premium payment is due, the premium will be credited to the Subaccount(s) selected by the Policyowner. Premiums for the Policy are payable for twelve years. A refund will be made of premiums paid which are applicable to any period which extends beyond the end of the month in which the Insured's death occurs.

     LEVEL PREMIUMS. The level premiums act as an averaging device to cover expenses, which are highest in the early Policy years, and the cost of the mortality risk, which increases with age. Thus, in the early Policy years, premiums are higher than needed to pay death claims, while in the later years premiums are less than required to meet the death claims. Accordingly, the assets allocated to the Subaccount(s) in the early Policy years are used in part to support the expected death claims in those years, with the balance accumulated as a reserve to help meet the death claims in the later Policy years. Also, assets are allocated to First Investors Life's General Account to accumulate as a reserve to cover the contingency that the Insured will die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of such guarantee. In setting its premium rates, First Investors Life took into consideration actuarial estimates of death and surrender benefits, lapses, expenses, investment experience and an amount to be contributed to First Investors Life's surplus.

     PREMIUM RATES. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The additional charge is deducted from these premiums when they are received.

                          PREMIUMS ON INSTALLMENT BASIS
                     (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                        AGGREGATE PREMIUMS
      FREQUENCY                         EACH PREMIUM     FOR POLICY YEAR
      ---------                         ------------    ------------------
      Annual..................             100.00%           100.00%
      Semiannual..............              51.00            102.00
      Quarterly...............              26.00            104.00
      Pre-authorized Monthly..               8.83            105.96

     Under a pre-authorized monthly plan, premiums are automatically paid by charges made against the Policyowner's bank account.

     AUTOMATIC PREMIUM LOAN PROVISION. Any premium not paid before the end of the grace period (described below) will be paid by charging the premium as a Policy loan against the Policy provided the Automatic Premium Loan provision has been elected in the application for the Policy or is elected in writing and received by First Investors Life at its Home Office while no premium is in default; provided, the resulting Policy loan and loan interest to the next premium due date do not exceed the loan value.

     The Automatic Premium Loan Provision may be revoked at any time by written request from the Policyowner received by First Investors Life at its Home Office.

     DEFAULT AND OPTIONS ON LAPSE. A premium not paid on or before its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the due date. The insurance continues in force during the grace period, but, if the Insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the Policy month in which death occurs is deducted from the death benefit.

     Within 60 days after the date of default, if a Policy is not surrendered, the cash value less any loans and interest may be applied to purchase continued insurance. The options are for reduced paid-up whole life insurance or extended term insurance. Under the Policy, the extended term insurance option would be the automatic option if no other election was selected. However, that option is available only in standard risk cases. If the Policy was rated for extra mortality risks, the paid-up insurance will be the automatic option, unless paid-up insurance provides equal or more insurance. Both options are for fixed life insurance and neither option requires the further payment of premiums.

     The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage will be that which the surrender value on the date the option becomes effective will purchase. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (less any indebtedness) as of the date the option became effective. The insurance coverage under this option will continue for as long a period as the surrender value on such date will purchase.

     For example, use the Policy for a male issue age 25 illustrated on Page 20 and assume the 0% and 8% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

                                           0%                 8%
                                        -------            -------
  Cash Value....................        $ 3,992            $ 4,972
  Reduced Paid-up Insurance.....         18,406             22,925
                                       for life           for life
  Extended Term Insurance.......         51,908             53,398
                                   for 25 years       for 28 years

     A Policy continued under either option may be surrendered for its cash value while the Insured is living. Loans are available under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

     REINSTATEMENT. A Policy not surrendered for its cash value may be reinstated within five years from the date of default in accordance with the Policy. To reinstate, the Policyowner must present evidence of insurability acceptable to First Investors Life and must pay to First Investors Life the greater of (a) (i) all premiums from the date of default with interest to the date of reinstatement plus (ii) any Policy debt (plus interest to the date of reinstatement) in effect when the Policy was continued as paid up insurance or extended term insurance; or (b) 110% of the increase in cash value resulting from reinstatement. Any Policy debt that arose after the Policy was continued as paid up insurance and in effect immediately before reinstatement is then added to the greater of (a) or (b) to comprise the payment required. Interest is calculated at the rate of 6% per year compounded annually.

     For the fiscal year ended December 31, 1994, First Investors Life received $26,505,000 in premiums from Policyowners.

CANCELLATION RIGHTS

     The Policyowner has a limited right to cancel and return the Policy to First Investors Life. The Policyowner may examine the Policy and at any time within 10 days after receipt of the Policy or notice of right of withdrawal, or within 45 days after completion of Part I of the application for the Policy, whichever is later, return it to First Investors Life or to the agent of First Investors Life through whom it was purchased with a written request for cancellation and obtain a full refund of the premiums paid.

EXCHANGE PRIVILEGE

     Provided premiums are duly paid, within twenty-four months after the issue date shown in the Policy, the Policyowner may exchange the Policy for a permanent fixed life insurance policy specified in the Policy on the Insured's life. Evidence of insurability is not required to exercise this privilege. The new policy will have a level face amount equal to the face amount of the Policy and the same benefit riders, issue dates and risk classification for the Insured as the Policy. Premiums for the new policy will be based on the premium rates for the new policy which were in effect on the Policy date. The Policyowner may elect either a continuous-premium policy or a limited-payment policy.

     In some cases, there may be a cash adjustment on exchange. The adjustment will be the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, First Investors Life must pay the owner; if the result is negative, the owner must pay First Investors Life. First Investors Life will determine the amount of a cash adjustment as of the date the Policy and written request is received by First Investors Life at its Home Office.

     The foregoing description of Policy provisions is qualified by reference to a specimen of the Policy which has been filed as an exhibit to the Registration Statement of Separate Account B. Settlement options, optional insurance benefits and general provisions of the Policies are discussed under Appendix I.

                        ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS

     The tables on Pages 19 to 21 illustrate the way in which the Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming the Subaccount(s) experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 4% and 8%. The cash value on any day within a Policy year equals the cash value as of the end of the preceding Policy year, adjusted to reflect the Subaccount(s) Net Investment Return, the cost of the insurance protection and premiums paid since the Policy's last anniversary. The tables are based on annual premiums of $600, $1,200 and $1,800 to assist in a comparison of the death benefits and cash values under the Policy with those under other variable life insurance policies which may be issued by First Investors Life or other companies. The death benefit and cash value for the Policy would be different from those shown if premiums are paid more frequently than annually or if the actual rates of investment return applicable to the Policy averaged 0%, 4% or 8% over a period of years, but nevertheless fluctuated above or below that average for individual Policy years. Please refer to Pages 30 to 32 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 6% and 12%.

The constant gross annual rate of investment return of 0%, 4% and 8% is reduced by the following:

     1. A daily charge to the Subaccount(s) for mortality and expense risks and other contingencies equivalent to an annual charge of .50% at the beginning of each year.
     2. An investment advisory fee of 0.75% of each underlying Series' average daily net assets.
     3. Assumed operating expenses of 0.20% of each underlying Series' average daily net assets.

     Taking into account all of these charges, the gross annual rates of investment return of 0%, 4%, and 8% correspond to net annual rates of approximately -1.45%, 2.55% and 6.55%, respectively. The tables reflect that no charge is currently made to the Subaccount(s) for First Investors Life's corporate Federal income taxes. However, First Investors Life may make such charges in the future which would require higher rates of investment return in order to produce after-tax returns of 0%, 4% and 8% (see "Charges for First Investors Life's Income Taxes").

     The second column of each table shows the amount which would be accumulated if the annual premium (gross amount) was invested to earn interest, after taxes, at 5% compounded annually. For a further discussion of illustrations of death benefits, cash values and accumulated premiums, see Appendix II.

                        --------------------------------

     First Investors Life will furnish upon request a comparable illustration using the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of the Policy if a purchase is made, reflecting the Insured's risk classification.

                                MALE ISSUE AGE 10
                    $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
            $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                      TOTAL                    DEATH BENEFIT (2)                         CASH VALUES (2)
       END OF                       PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER        ASSUMING HYPOTHETICAL GROSS (AFTER
       POLICY         PREMIUM       PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF         TAX) ANNUAL INVESTMENT A RETURN OF
        YEAR            DUE       INTEREST AT 5%         0%        4%        8%                   0%          4%            8%
       ------         -------     --------------        -------   -------  --------             ------     -------       -------
         1             $600         $   630             $39,638   $39,638    $39,673            $  138     $   145       $   152
         2              600           1,291              39,638    39,638     39,798               586         617           650
         3              600           1,986              39,638    39,638     40,014             1,023       1,098         1,176
         4              600           2,715              39,638    39,638     40,321             1,450       1,585         1,730
         5              600           3,481              39,638    39,638     40,720             1,889       2,104         2,339
         6              600           4,285              39,638    39,638     41,213             2,316       2,629         2,981
         7              600           5,129              39,638    39,638     41,799             2,734       3,163         3,658
         8              600           6,016              39,638    39,638     42,479             3,143       3,707         4,374
         9              600           6,947              39,638    39,638     43,253             3,547       4,263         5,132
         10             600           7,924              39,638    39,638     44,120             3,946       4,832         5,936

         15               0          11,608              39,638    39,638     49,496             4,473       6,382         9,133

         20               0          14,816              39,638    39,638     55,625             4,010       6,971        12,064

         25               0          18,909              39,638    39,638     62,507             3,610       7,646        15,998

         30               0          24,133              39,638    39,638     70,244             3,244       8,369        21,173

      Attained
        Age
         65               0          81,723              39,638    39,638    126,226             1,685      11,721        76,980

(1)  Corresponds to $306.00 semiannually, $156.00 quarterly, or $52.98 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against the Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or the Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 25
                   $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                      TOTAL                 DEATH BENEFIT (2)                           CASH VALUES (2)
       END OF                        PREMIUMS       ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
       POLICY         PREMIUM        PAID PLUS       TAX) ANNUAL INVESTMENT RETURN OF          TAX) ANNUAL INVESTMENT A RETURN OF
        YEAR            DUE       INTEREST AT 5%           0%        4%       8%                  0%          4%            8%
       ------         -------     --------------        -------   -------  --------             ------     -------       -------
         1             $1,200       $ 1,260             $51,908   $51,908    $51,973            $  409     $   429       $   449
         2              1,200         2,583              51,908    51,908     52,154             1,308       1,385         1,462
         3              1,200         3,972              51,908    51,908     52,451             2,197       2,366         2,543
         4              1,200         5,431              51,908    51,908     52,864             3,076       3,375         3,695
         5              1,200         6,962              51,908    51,908     53,398             3,992       4,459         4,972
         6              1,200         8,570              51,908    51,908     54,054             4,897       5,572         6,332
         7              1,200        10,259              51,908    51,908     54,832             5,791       6,713         7,778
         8              1,200        12,032              51,908    51,908     55,732             6,673       7,882         9,315
         9              1,200        13,893              51,908    51,908     56,754             7,544       9,080        10,949
         10             1,200        15,848              51,908    51,908     57,898             8,404      10,308        12,685

         15                 0        23,217              51,908    51,908     64,950             9,524      13,635        19,577

         20                 0        29,631              51,908    51,908     72,999             8,504      14,836        25,762

         25                 0        37,818              51,908    51,908     82,058             7,539      16,033        33,680

         30                 0        48,266              51,908    51,908     92,259             6,628      17,185        43,687

      Attained
         Age
         65                 0        78,620              51,908    51,908    116,712             4,947      19,096        71,178

(1)  Corresponds to $612.00 semiannually, $312.00 quarterly, or $105.96 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against the Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or the Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 40
                   $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
            $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)


                                      TOTAL                 DEATH BENEFIT (2)                           CASH VALUES (2)
       END OF                        PREMIUMS       ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
       POLICY         PREMIUM       PAID PLUS        TAX) ANNUAL INVESTMENT RETURN OF          TAX) ANNUAL INVESTMENT A RETURN OF
        YEAR            DUE       INTEREST AT 5%           0%        4%       8%                  0%         4%             8%
       ------         -------     --------------        -------   -------  --------             ------     -------       -------
         1             $1,800       $ 1,890             $47,954   $47,954    $48,027            $   762    $   799       $   835
         2              1,800         3,874              47,954    47,954     48,206              2,097      2,225         2,355
         3              1,800         5,958              47,954    47,954     48,492              3,406      3,678         3,964
         4              1,800         8,146              47,954    47,954     48,883              4,689      5,161         5,667
         5              1,800        10,443              47,954    47,954     49,386              6,020      6,747         7,549
         6              1,800        12,856              47,954    47,954     49,999              7,328      8,367         9,543
         7              1,800        15,388              47,954    47,954     50,724              8,615     10,023        11,656
         8              1,800        18,048              47,954    47,954     51,560              9,884     11,717        13,898
         9              1,800        20,840              47,954    47,954     52,509             11,137     13,450        16,276
         10             1,800        23,772              47,954    47,954     53,571             12,375     15,225        18,798

         15                 0        34,825              47,954    47,954     60,126             13,764     19,765        28,471

         20                 0        44,447              47,954    47,954     67,618             11,963     20,956        36,545

         25                 0        56,727              47,954    47,954     76,062             10,274     21,963        46,387

         30                 0        72,399              47,954    47,954     85,589              8,695     22,699        58,095

      Attained
        Age
         65                 0        56,727              47,954    47,954     76,062             10,274     21,963        46,387

(1)  Corresponds  to  $918.00  semi  annually;  $468.00  quarterly,  or  $158.94 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against the Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or the Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                            FEDERAL INCOME TAX STATUS

POLICY PROCEEDS

     The discussion herein is general in nature and not intended as tax advice. It is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of such laws or the current interpretations by the Internal Revenue Service. Moreover, no attempt is made to consider any applicable state or other (e.g., estate or inheritance) tax laws. Each interested person should consult his tax advisor concerning the matters set forth herein.

     First Investors Life believes that the Policy qualifies as a life insurance contract as defined in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the death benefit should be fully excludable from the beneficiary's gross income and the Policyowner should not be deemed to be in actual or constructive receipt of the cash values (including increments thereof) under the Policy, until its actual surrender. With respect to a corporate Policyowner, however, such "inside build-up" of the Policy may be subject to the alternative minimum tax.

     Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by Separate Account B of certain diversification requirements contained in Section 817(h) of the Code. The Adviser is expected to manage the assets of the Series in a manner that complies with these diversification requirements, and under a special "look-through" rule, satisfaction of such requirements by the Series will be attributed to Separate Account B. The look-through rule is applicable because all shares of the Series comprising the Fund will be owned only by Separate Account B (and similar accounts of First Investors Life or other insurance companies) and access to the Series will be available exclusively through the purchase of Policies (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Series shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Series. The Adviser does not intend to sell any Series shares it owns to the general public. It is possible that future guidelines, if any, concerning diversification could restrict the rights of a Policyowner with respect to the selection of investment options.

     First   Investors   Life  does  not   believe   that  any  Policy  will  be
characterized, at issuance, as a "modified endowment contract" within the meaning of Section 7702A of the Code. Section 7702A and the characterizations given thereunder generally apply to a Policy that was newly issued, or that was received in exchange for another that was issued, on or after June 21, 1988, but only if the amounts to be paid for the new Policy or the Policy surrendered in exchange therefor were deemed to be excessive by reference to a statutorily prescribed test. A Policy that escapes characterization as a modified endowment contract may nonetheless be treated as such if a material term of the Policy, e.g., death benefits, is altered or if the Policy is converted from a term life insurance contract to a life insurance contract providing a different form of coverage (whether or not issued before June 21, 1988). If a Policy is treated as a modified endowment contract, then distributions thereunder (including the proceeds of any loan made under, or in result of a pledge or assignment of, the Policy) will be includable in gross income and subject to regular Federal income taxation to the extent of the income in the contract. An additional 10% tax will also be imposed on the taxable amount of any such portion, subject to certain exceptions.

     Prospective Policyowners are advised that Code Section 7702A was only recently enacted into law and that no regulations or other forms of definitive guidance have as yet been provided with respect to such section. Section 7702A is complex and there can be no assurance that the Internal Revenue Service would necessarily agree in every particular with First Investors Life's interpretation of such section. Interested persons are accordingly urged to consult their tax advisors before acquiring or converting a Policy or otherwise effecting a material change to a Policy.

     Subject to the foregoing discussion of modified endowment contracts, any loans made under a Policy will be treated as indebtedness and no part of such loan will constitute income to the Policyowner. In addition, the deductibility of the interest on such loans will depend upon the purposes for which the loan is made in accordance with the normal Federal income tax treatment of interest expense.

     With respect to business-related policies (purchased after June 20, 1986 and covering the lives of officers, employees or persons with a financial interest in the Policyowner's trade or business), no deduction for interest on loans is allowed to the extent that aggregate loans to any such officer, employee or financially interested person exceed $50,000.

     Under the Code, income tax must generally be withheld from the taxable portion of the proceeds paid upon surrender of a Policy, unless the Policyowner notifies First Investors Life in writing, before the payment date, that such withholding is not to be made. Failure to withhold or withholding of an insufficient amount may subject the Policyowner to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject the Policyowner to penalties.


CHARGES FOR FIRST INVESTORS LIFE'S INCOME TAXES

     First Investors Life is taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, First
Investors Life will be required to include its variable life insurance operations in its Federal income tax return. Currently, no charges are made against the Subaccount(s) for First Investors Life's Federal income taxes attributable to the Subaccount(s). However, First Investors Life may make such charges in the future. First Investors Life may charge the Subaccount(s) for its Federal income taxes attributable to the Subaccount(s) when First Investors Life's tax treatment and obligations become clarified. Any such charges against a Subaccount would reduce its Net Investment Return.

     Under current laws, First Investors Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. After First Investors Life's Federal income tax treatment is clarified, or if prior to that time there is a material change in applicable state or local tax laws, charges for such taxes, if any, attributable to the Subaccount(s) may be made.

     If any tax charges are made in the future they will be accumulated daily and transferred from the Subaccount(s) to First Investors Life's General Account. Any investment earnings on tax charges accumulated in the Subaccount(s) will be retained by First Investors Life.


                                  VOTING RIGHTS

     In accordance with its view of present applicable law, First Investors Life will vote the Series' shares held in the corresponding Subaccount(s) at regular and special meetings of shareholders of the Fund in accordance with instructions received from Policyowners. Shares of the Series held by First Investors Life which do not represent shares attributable to Policyowners will be voted, on any matter, in proportion to the instructions from Policyowners as to their own shares. However, if the 1940 Act or any Regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, First

Investors Life determines that it is permitted to vote the Series' shares in its own right, it may elect to do so.

     The number of Series shares held in the corresponding Subaccount which is attributable to each Policyowner is determined by dividing the corresponding Subaccount's Accumulated Value by the value of one Series share. The number of votes which a person has the right to cast will be determined as of the record date established by the Fund. Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Series shares held in the corresponding Subaccount as to which no timely instructions are received will be voted by First Investors Life in proportion to the voting instructions which are received with respect to all Policies participating in the Subaccount. Each person having a voting interest in the Subaccount will receive reports and other materials relating to the Series.

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, First Investors Life reserves the right to proceed in accordance with any such laws or regulations. First Investors Life also reserves the right, subject to compliance with applicable law, including approval of Policyowners if so required, (1) to transfer assets determined by First Investors Life to be associated with the class of policies to which the Policies belong from Separate Account B to another separate account by withdrawing the same percentage of each investment in Separate Account B with appropriate adjustments to avoid odd lots and fractions, (2) to operate Separate Account B as an "open-end investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be First Investors Life or an affiliate, (3) to deregister Separate Account B under the 1940 Act, and (4) to operate Separate Account B under the general supervision of a committee any or all the members of which may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the Committee. First Investors Life has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.


        OFFICERS AND DIRECTORS OF FIRST INVESTORS LIFE INSURANCE COMPANY

NAME                      OFFICE          PRINCIPAL OCCUPATION FOR LAST 5 YEARS
----                      ------          -------------------------------------

Jay G. Baris             Director         Partner,   Kramer,   Leven,  Naftalis,
                                          Nessen,  Kamin  &  Frankel,  New York,
                                          Attorneys;  Secretary   and   Counsel,
                                          First Financial  Savings Bank, S.L.A.,
                                          New Jersey.

William H. Drinkwater    First Vice       First   Vice   President   and   Chief
                        President and Actuary, First Investors Life since Chief Actuary April, 1992; Vice President - Actuary,
                                          Home Life Insurance Company, New York,
                                          prior thereto.

Lawrence M. Falcon       Senior           Senior Vice President and Comptroller,
                     Vice President       First Investors Life.
                    and Comptroller

Richard H. Gaebler       President        President, First Investors Life.
                       and Director

NAME                      OFFICE          PRINCIPAL OCCUPATION FOR LAST 5 YEARS
----                      ------          -------------------------------------

George V. Ganter     Director             Vice President,  First Investors Asset
                                          Management  Company,  Inc.,  Portfolio
                                          Manager, FIMCO.

Albert J. Gretz      Vice President       Vice President, First Investors Life

Robert J. Grosso     Director             Assistant  Counsel,  FIC since January
                                          1995; Business  Consultant;  Assistant
                                          Vice  President and Assistant  General
                                          Counsel,  Alliance Fund  Distributors,
                                          Inc.  from  September  1993 to  August
                                          1994;   Of  Counsel,   Law  Office  of
                                          Richard  S.  Mazawey  from May 1991 to
                                          September 1993;  Secretary and General
                                          Counsel, FIC prior to April 1990

Glenn O. Head      Chairman and Director  Chairman and Director, FICC, FIMCO and
                                          FIC.

Kathryn S. Head      Director             President,   FICC  and   FIMCO;   Vice
                                          President, Chief Financial Officer and
                                          Director, FIC; President and Director,
                                          First Financial Savings Bank, S.L.A.

Scott Hodes          Director             Partner,  Ross  &  Hardies,   Chicago,
                                          Illinois,   Attorneys,  since  January
                                          1992; prior thereto,  Partner, Arvery,
                                          Hodes,  Costello  &  Burman,  Chicago,
                                          Illinois, Attorneys.

Carol Lerner Brown   Secretary            Assistant  Secretary,  FIC; Secretary,
                                          FIMCO and FICC.

William M. Lipkus    Chief Accounting     Chief   Accounting   Officer,    First
                         Officer          Investors   Life  since  June,   1992;
                                          Manager,  Tait Weller & Baker, Edison,
                                          New Jersey from June, 1986 to
                                          June, 1992.

F. Van S. Parr       Director             Of Counsel  to  Whitman & Ransom,  New
                                          York, Attorneys.

Jackson Ream         Director             Senior Vice President, Nations Bank of
                                          Texas  (formerly  NCNB Texas  National
                                          Bank), Dallas, Texas.

Nelson Schaenen Jr.  Director             Partner,  Weiss,  Peck  &  Greer,  New
                                          York, Investment Managers.

Ada M. Suchow        Vice President       Vice President, First Investors Life.

John T. Sullivan     Director             Director, FIMCO and FIC; Of Counsel to
                                          Hawkins,  Delafield & Wood,  New York,
                                          Attorneys.

     First Investors Life paid its three highest paid officers aggregate compensation from salaries of $441,459 during 1994. The aggregate remuneration paid to all other officers during 1994 was $350,295. Administrative personnel, excluding officers, received $1,868,292 in compensation. Directors of First Investors Life were paid $8,250 in the aggregate for directors fees.

     A fidelity bond in the amount of $5,000,000 covering First Investors Life's officers and employees has been issued by Gulf Insurance Company and CNA Insurance Company, as co-surety. A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

                            DISTRIBUTION OF POLICIES

     The Policies distributed by First Investors Life are sold by insurance agents who are licensed to sell variable life insurance.

     The Policies are offered for sale in Alabama, Arizona, Arkansas, Colorado, Connecticut, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, North Carolina, Nebraska, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

                                    CUSTODIAN

     First Investors Life, subject to applicable laws and regulations, is to be the custodian of the securities of the Subaccounts. First Investors Life will maintain the records and accounts of Separate Account B. The assets of the Subaccounts will be held by United States Trust Company of New York (TIN 13-6065574), 114 W. 47th Street, New York, NY 10036 under a safekeeping arrangement. Under the terms of a Safekeeping Agreement dated June 16, 1986, between First Investors Life and United States Trust Company of New York, securities and similar investments of the Subaccounts shall be deposited in the safekeeping of United States Trust Company of New York. Such agreement will remain in effect until Separate Account B has been completely liquidated and the proceeds of the liquidation distributed to the security holders of Separate Account B, or a successor custodian, having the requisite qualifications, has been designated and has accepted such custodianship. First Investors Life is responsible for the payment of all expenses of, and compensation to, United States Trust Company of New York in such amounts as may be agreed upon from time to time. For the fiscal year ended December 31, 1994, First Investors Life paid $400 to United States Trust Company of New York.

                                     REPORTS

     At least once each Policy year, First Investors Life shall mail a report to the Policyowner within 31 days after the Policy anniversary. The report shall be mailed to the last address known to First Investors Life. The report will show the death benefit, cash value and policy debt on the anniversary and any loan interest for the prior year. The report will also show the allocation of the investment base on that anniversary. No report will be sent if the Policy is continued as reduced paid-up or extended term insurance.

                                STATE REGULATION

     First Investors Life is subject to the laws of the State of New York governing insurance companies and to regulations by the New York State Insurance Department. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operations of First Investors Life for the preceding year and its financial condition as of the end of such year.

     First Investors Life's books and accounts are subject to review by the Insurance Department at any time and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, First Investors Life is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                     EXPERTS

     The financial statements included in this Prospectus have been examined by Tait, Weller & Baker, independent certified public accountants, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                        RELEVANCE OF FINANCIAL STATEMENTS

     The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccount(s). The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccount(s).

     The most current financial statements of First Investors Life and Separate Account B are those as of the end of the most recent fiscal year. Neither First Investors Life nor Separate Account B prepare their financial statements more often than annually and believe that any incremental benefit to prospective policyholders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, First Investors Life represents that there have been no adverse changes in the financial condition or operations of First Investors Life or Separate Account B between the end of the most current fiscal year and the date of this Prospectus.

                       APPENDIX I-OTHER POLICY PROVISIONS

SETTLEMENT OPTIONS

     In lieu of a single sum payment of Policy proceeds on death or surrender, an election may be made to apply all or a portion of the proceeds under any one of the fixed benefit settlement options provided in the Policy. The options are stated below.

     PROCEEDS LEFT AT INTEREST. Left on deposit to accumulate with First Investors Life with interest payable at a rate of 2 1/2% per year.

     PAYMENT OF A DESIGNATED AMOUNT. Payable in installments until proceeds applied under the option and interest on unpaid balance at 2 1/2% per year and any additional interest are exhausted.

     PAYMENT FOR A DESIGNATED NUMBER OF YEARS. Payable in installments for up to 25 years, including interest at 2 1/2% per year. Payments may be increased by additional interest which would be paid at the end of each installment year.

     LIFE INCOME OPTION, GUARANTEED PERIOD. Payments are guaranteed for 10 or 20 years, as elected, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest.

     LIFE INCOME, GUARANTEED RETURN. The sum of the payments made and any payments due at the death of the person on whom the payments are based will never be less than the proceeds applied.

     LIFE INCOME ONLY. Payments will be made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE BENEFITS

     On payment of an additional premium and subject to certain age and insurance underwriting requirements, the following optional provisions, which is subject to the restrictions and limitations set forth therein, may be included in a Policy.

     DISABILITY PREMIUM WAIVER. Providing that in the event of the Insured's total disability before the Policy anniversary nearest to the Insured's 60th birthday and continuing for at least 6 months, First Investors Life will waive all premiums falling due after the commencement and during the continuance of such disability.

     TERM INSURANCE. Providing 12 year convertible level term insurance.

GENERAL PROVISIONS

     BENEFICIARY. The beneficiary is as designated in the application for the Policy, unless thereafter changed by the Policyowner during the Insured's lifetime. A change of designation may be made by filing a written request with the Home Office of First Investors Life in a form acceptable to First Investors Life.

     ASSIGNMENT. The Policy may be assigned by the Policyowner but no assignment shall be binding on First Investors Life unless it is in writing and filed with First Investors Life at its Home Office. First Investors Life will assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary shall be subordinate to the interest of any assignee, regardless of when the assignment was made and the assignee shall receive any sum payable to the extent of his or her interest.

     AGE AND SEX. If the age or sex of the Insured has been misstated, the benefits available under the Policy will be those which the premiums paid would have purchased for the correct age and sex.

     SUICIDE. If the Insured commits suicide within 2 years from the Policy's date of issue, the liability of First Investors Life under the Policy will be limited to all premiums paid less any indebtedness.

     INCONTESTABILITY. Except for nonpayment of premiums, the validity of the Policy and its riders will not be contestable after it has been in force during the lifetime of the Insured for 2 years from the Date of Issue.

     GRACE PERIOD. A Grace Period of 31 days will be allowed for payment of each premium after the first. The Policy will continue in force during the Grace Period unless surrendered.

     PAYMENTS AND DEFERMENT. Payment of the death benefit or surrender value or loan proceeds will usually be made within 7 days after receipt by First Investors Life of all documents required for such payments. However, payment may be delayed if the amount cannot be determined because the New York Stock Exchange is closed for trading or the Securities and Exchange Commission determines that a state of emergency exists.

     Under a Policy continued as paid-up or extended term insurance, the payment of the surrender value or loan proceeds may be deferred for up to six months. If the payment is postponed more than 30 days, interest at a rate of not less than 3% will be paid on the Surrender Value. The interest will be paid from the date of surrender to the date payment is made.

     DIVIDENDS. The Policies do not provide for dividend payments and therefore are considered "non-participating" in the earnings of First Investors Life.

                                   APPENDIX II
                   ADDITIONAL ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS

     Tables on Pages 30 to 32 illustrate the way in which a Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming hypothetical rates of investment return for the Subaccount(s) equivalent to constant gross annual rates of 0%, 6% and 12%. The table on Page 30 is based on an annual premium of $600 for a male issue age 10, the table on Page 31 is based on an annual premium of $1,200 for a male issue age 25, and the table on Page 32 is based on an annual premium of $1,800 for a male issue age 40. The illustrations assume a standard risk classification and will assist in the comparison of death benefits and cash values under the Policies with those under other variable life policies issued by First Investors Life or other companies. Please refer to Page 17 for additional discussion and to Pages 19 to 21 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 4% and 8%.

     The amounts shown are as of the end of each Policy year and take into account deductions from the annual premium and the daily charge for investment advisory services and mortality and expense risk equivalent to an effective annual charge of 1.45%. Taking account of the daily charges, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of approximately -1.45%, 4.55% and 10.55%, respectively. The returns shown are also net of any tax charges attributable to the Subaccount(s).

     The second column of each table shows the amount to which the total premiums paid to the end of the Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

     First Investors Life will furnish upon request a comparable illustration reflecting the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of a Policy if a purchase is made reflecting the Insured's risk classification if other than standard.

                                MALE ISSUE AGE 10
                    $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
            $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                      TOTAL                  DEATH BENEFIT (2)                          CASH VALUES (2)
       END OF                       PREMIUMS        ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
       POLICY         PREMIUM       PAID PLUS        TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
        YEAR            DUE       INTEREST AT 5%           0%        6%       12%                 0%          6%           12%
       ------         -------     --------------        -------   -------  --------             ------     -------       -------
         1             $600         $   630             $39,638   $39,645    $39,729            $  138     $   148       $    158
         2              600           1,291              39,638    39,669     40,061               586         633            682
         3              600           1,986              39,638    39,710     40,642             1,023       1,136          1,256
         4              600           2,715              39,638    39,767     41,482             1,450       1,656          1,884
         5              600           3,481              39,638    39,841     42,599             1,889       2,219          2,597
         6              600           4,285              39,638    39,932     44,005             2,316       2,800          3,375
         7              600           5,129              39,638    40,039     45,711             2,734       3,402          4,227
         8              600           6,016              39,638    40,161     47,732             3,143       4,026          5,160
         9              600           6,947              39,638    40,299     50,081             3,547       4,676          6,184
         10             600           7,924              39,638    40,453     52,774             3,946       5,354          7,309

         15               0          11,608              39,638    41,363     70,965             4,473       7,632         13,094

         20               0          14,816              39,638    42,310     95,773             4,010       9,176         20,771

         25               0          18,909              39,638    43,278    129,224             3,610      11,076         33,073

         30               0          24,133              39,638    44,269    174,378             3,244      13,343         52,561

      Attained
        Age
         65               0          81,723              39,638    49,597    785,431             1,685      30,247        479,001

(1)  Corresponds to $306.00 semi annually; $156.00 quarterly, or $52.98 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against the Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or the Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 25
                   $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                      TOTAL                 DEATH BENEFIT (2)                          CASH VALUES (2)
       END OF                       PREMIUMS        ASSUMING HYPOTHETICAL GROSS (AFTER        ASSUMING HYPOTHETICAL GROSS (AFTER
       POLICY         PREMIUM       PAID PLUS        TAX) ANNUAL INVESTMENT RETURN OF          TAX) ANNUAL INVESTMENT RETURN OF
        YEAR            DUE       INTEREST AT 5%           0%        6%       12%                 0%         6%            12%
       ------         -------     --------------        -------   -------  --------             ------     -------       -------
         1            $1,200        $ 1,260             $51,908   $51,921    $ 52,078           $  409     $   439       $    469
         2             1,200          2,583              51,908    51,955      52,558            1,308       1,423          1,542
         3             1,200          3,972              51,908    52,011      53,359            2,197       2,454          2,727
         4             1,200          5,431              51,908    52,088      54,495            3,076       3,532          4,037
         5             1,200          6,962              51,908    52,188      55,994            3,992       4,710          5,535
         6             1,200          8,570              51,908    52,308      57,870            4,897       5,941          7,187
         7             1,200         10,259              51,908    52,450      60,141            5,791       7,226          9,008
         8             1,200         12,032              51,908    52,612      62,823            6,673       8,568         11,014
         9             1,200         13,893              51,908    52,794      65,934            7,544       9,969         13,222
         10            1,200         15,848              51,908    52,996      69,495            8,404      11,430         15,653

         15                0         23,217              51,908    54,188      93,429            9,524      16,333         28,161

         20                0         29,631              51,908    55,430     126,119            8,504      19,562         44,508

         25                0         37,818              51,908    56,702     170,313            7,539      23,273         69,903

         30                0         48,266              51,908    58,005     230,101            6,628      27,467        108,958

      Attained
        Age
         65                0         78,620              51,908    60,711     420,822            4,947      37,025        256,641

(1)  Corresponds  to  $612.00  semi  annually;  $312.00  quarterly,  or  $105.96 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against the Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or the Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 40
                   $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                     TOTAL                  DEATH BENEFIT (2)                            CASH VALUES (2)
       END OF                       PREMIUMS        ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
       POLICY         PREMIUM       PAID PLUS        TAX) ANNUAL INVESTMENT RETURN OF          TAX) ANNUAL INVESTMENT A RETURN OF
        YEAR            DUE       INTEREST AT 5%           0%        6%      12%                  0%          6%           12%
       ------         -------     --------------        -------   -------  --------             ------     -------       -------
         1            $1,800        $ 1,890             $47,954   $47,968    $ 48,144           $   762    $   817       $    872
         2             1,800          3,874              47,954    48,002      48,621             2,097      2,289          2,488
         3             1,800          5,958              47,954    48,056      49,393             3,406      3,819          4,263
         4             1,800          8,146              47,954    48,129      50,473             4,689      5,409          6,211
         5             1,800         10,443              47,954    48,222      51,886             6,020      7,138          8,431
         6             1,800         12,856              47,954    48,335      53,645             7,328      8,937         10,869
         7             1,800         15,388              47,954    48,467      55,766             8,615     10,809         13,548
         8             1,800         18,048              47,954    48,617      58,266             9,884     12,760         16,491
         9             1,800         20,840              47,954    48,786      61,164            11,137     14,792         19,724
         10            1,800         23,772              47,954    48,973      64,480            12,375     16,911         23,276

         15                0         34,825              47,954    50,080      86,798            13,764     23,714         41,101

         20                0         44,447              47,954    51,233     117,342            11,963     27,690         63,419

         25                0         56,727              47,954    52,416     158,741            10,274     31,966         96,809

         30                0         72,399              47,954    53,630     214,919             8,695     36,402        145,879

       Attained
        Age
         65                0         56,727              47,954    52,416     158,741            10,274     31,966         96,809

(1)  Corresponds  to  $918.00  semi  annually;  $468.00  quarterly,  or  $158.94 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against the Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or the Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


     We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1994 and 1993, and the related statements of income, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

     As discussed in notes 2 and 7 to the Financial Statements, the Company changed its method of accounting for investments and its method of accounting for income taxes.


                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 21, 1995

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS

                                     ASSETS

                                                               DECEMBER 31, 1994    DECEMBER 31, 1993
                                                               -----------------    ----------------
Investments (note 2):
  Available-for-sale securities.................................  $103,898,007        $108,821,051
  Held-to-maturity securities...................................     5,990,367           5,973,791
  Short term investments........................................     6,964,868           6,282,689
  Policy loans..................................................    14,686,101          12,884,321
                                                                  ------------        ------------
    Total investments...........................................   131,539,343         133,961,852

Cash............................................................       977,133           2,384,714
Premiums and other receivables, net of allowances of
  $30,000 in 1994 and 1993......................................     3,901,489           2,895,579
Accrued investment income.......................................     2,593,771           2,357,922
Deferred policy acquisition costs (note 6)......................    19,321,891          19,006,119
Deferred Federal income taxes (note 7)..........................     1,884,000                  --
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $697,010 in 1994 and $583,419 in 1993.........       243,634             290,104
Other assets....................................................       193,780             171,566
Separate account assets.........................................   232,913,278         198,746,658
                                                                  ------------        ------------
    Total assets................................................  $393,568,299        $359,814,454
                                                                  ============        ============
                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)..........................  $115,256,764        $112,537,306
Claims and other contract liabilities...........................    10,737,716          10,234,691
Deferred Federal income taxes (note 7)..........................            --           1,322,799
Accounts payable and accrued liabilities........................     3,463,635           2,799,156
Separate account liabilities....................................   232,913,278         198,746,658
                                                                  ------------        ------------
    Total liabilities...........................................   362,371,393         325,640,610
                                                                  ------------        ------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares.........................     2,538,163           2,538,163
Additional paid in capital......................................     6,496,180           6,496,180
Unrealized holding gains (losses) on available-for-sale
  securities (note 2)...........................................    (2,486,000)          3,050,000
Retained earnings...............................................    24,648,563          22,089,501
                                                                  ------------        ------------
    Total stockholder's equity..................................    31,196,906          34,173,844
                                                                  ------------        ------------
    Total liabilities and stockholder's equity..................  $393,568,299        $359,814,454
                                                                  ============        ============

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME

                                                                     YEAR ENDED         YEAR ENDED
                                                                DECEMBER 31, 1994   DECEMBER 31, 1993
                                                                -----------------   ----------------
REVENUES
  Policyholder fees............................................   $16,433,269         $14,825,696
  Premiums.....................................................     7,630,182           8,141,342
  Investment income (note 2)...................................     8,835,356           8,470,643
  Realized gain (loss) on fixed securities                           (259,987)            318,372
  Other income.................................................       701,355             654,608
                                                                  -----------         -----------
    Total income...............................................    33,340,175          32,410,661
                                                                  -----------         -----------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities...............    14,297,499          13,118,328
  Dividends to policyholders...................................       910,754             985,756
  Amortization of deferred acquisition costs (note 6) .........     1,573,216           1,528,876
  Commissions and general expenses.............................    13,513,644          13,212,536
                                                                  -----------         -----------
    Total benefits and expenses................................    30,295,113          28,845,496
                                                                  -----------         -----------
Income before Federal income tax, and cumulative
  effect of a change in accounting principle...................     3,045,062           3,565,165
Federal income tax (note 7):
  Current......................................................       838,000           1,425,000
  Deferred.....................................................      (352,000)           (721,000)
                                                                  -----------         -----------
                                                                      486,000             704,000
                                                                  -----------         -----------
Income before cumulative effect
  of a change in accounting principle..........................     2,559,062           2,861,165
Cumulative effect on prior years
  of a change in accounting principle (note 7).................            --             540,000
                                                                  -----------         -----------
Net Income.....................................................   $ 2,559,062         $ 3,401,165
                                                                  ===========         ===========
Income per share, based on 534,350 shares outstanding
Income before cumulative effect
  of a change in accounting principle..........................         $4.79               $5.35
Cumulative effect of a change in accounting principle                      --                1.01
                                                                  -----------         -----------
                                                                        $4.79               $6.36
                                                                  ===========         ===========

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                   YEAR ENDED          YEAR ENDED
                                                               DECEMBER 31, 1994    DECEMBER 31, 1993
                                                               -----------------    ----------------
Balance at beginning of year...................................   $ 34,173,844        $ 27,722,679
Net income.....................................................      2,559,062           3,401,165
Increase (decrease) in unrealized holding gains on
  available-for-sale securities................................     (5,536,000)          3,050,000
                                                                  ------------        ------------
Balance at end of year.........................................   $ 31,196,906        $ 34,173,844
                                                                  ============        ============


                            STATEMENTS OF CASH FLOWS

                                                                   YEAR ENDED          YEAR ENDED
                                                               DECEMBER 31, 1994    DECEMBER 31, 1993
                                                               -----------------    ----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
    Policyholder fees received.............................       $ 16,433,269        $ 14,825,696
    Premiums received......................................          7,366,276           7,996,528
    Amounts received on policyholder accounts..............         63,526,544          52,654,219
    Investment income received.............................          8,886,847           8,583,133
    Other receipts.........................................             46,581              44,193
    Benefits and contract liabilities paid.................        (75,131,495)        (61,360,490)
    Commissions and general expenses paid..................        (15,252,935)        (15,866,354)
                                                                  ------------        ------------
    Net cash provided by (used for) operating activities...          5,874,988           6,876,905
                                                                  ------------        ------------

Cash flows from investing activities:
  Proceeds from sale of investment securities..............         36,751,082          36,063,998
  Purchase of investment securities........................        (42,164,770)        (39,148,690)
  Purchase of furniture, equipment and other assets........            (67,121)            (40,227)
  Net increase in policy loans.............................         (1,801,780)         (1,941,256)
                                                                  ------------        ------------
  Net cash provided by (used for) investing activities.....         (7,282,589)         (5,066,175)
                                                                  ------------        ------------
  Net increase (decrease) in cash..........................         (1,407,601)          1,810,730
Cash
  Beginning of year........................................          2,384,714             573,984
                                                                  ------------        ------------
  End of year..............................................       $    977,113        $  2,384,714
                                                                  ============        ============

The Company paid Federal income tax of $1,368,000 in 1994 and $1,265,000 in 1993.

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                   YEAR ENDED          YEAR ENDED
                                                               DECEMBER 31, 1994    DECEMBER 31, 1993
                                                               -----------------    ----------------
Reconciliation of net income to net cash
  provided by (used for) operating activities:
    Net income...............................................     $ 2,559,062         $ 3,401,165
    Adjustments to reconcile net income to net cash
        provided by (used for) operating activities:
      Depreciation and amortization..........................         122,199             118,365
      Amortization of deferred policy acquisition costs......       1,573,216           1,528,876
      Realized investment (gains) losses.....................         259,987            (318,372)
      Amortization of premiums and discounts on fixed
        maturities...........................................         287,340             299,666
      Deferred Federal income taxes..........................        (352,000)           (721,000)
      Cumulative effect of a change in
        accounting principle.................................              --            (540,000)
      Other items not requiring cash - net...................           (149)              (1,908)
    (Increase) decrease in:
      Premiums and other receivables, net....................      (1,055,910)          1,683,261
      Accrued investment income..............................        (235,849)           (187,196)
      Deferred policy acquisition costs, exclusive
        of amortization......................................      (1,138,988)         (1,254,547)
      Other assets...........................................         (30,882)            (13,108)
    Increase (decrease) in:
      Policyholder account balances..........................       2,719,458           1,268,788
      Claims and other contract liabilities..................         503,025           1,903,908
      Accounts payable and accrued liabilities...............        (664,479)           (290,993)
                                                                  -----------         -----------
                                                                  $ 5,874,988         $ 6,876,905
                                                                  ===========         ===========

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Basis of Financial Statements

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

     (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

     (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;

     (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

     (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

     (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;


Note 2 -- Other Significant Accounting Practices

     (a) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation.

     (b) Investments. The Company adopted Statement of Financial Accounting Standards No. 115, "Accounting For Certain Investments in Debt and Equity Securities" ("SFAS 115"), effective December 31, 1993. SFAS 115 requires that investments in equity securities that have readily determinable fair values and all investments in debt securities be classified in three separate categories and accounted for as follows:

     HELD-TO-MATURITY SECURITIES

          Debt securities the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

     TRADING SECURITIES

          Debt and equity securities that are held principally for the purpose of selling such securities in the near term are recorded at fair value with unrealized gains and losses included in earnings.

     AVAILABLE-FOR-SALE SECURITIES

          Debt and equity securities not classified in the other two categories are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "unrealized holding gains or losses on available-for-sale securities" in stockholder's equity.

     Short term investments are reported at market value which approximates cost.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                             YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 1994    DECEMBER 31, 1993
                                         -----------------    ----------------
Interest on fixed maturities........         $8,091,627          $7,844,723
Interest on short term investments..            225,682             232,244
Interest on policy loans............            886,465             771,082
Dividends on equity securities......             10,220                  --
                                             ----------          ----------
  Total investment income...........          9,213,994           8,848,049
  Investment expense................            378,638             377,406
                                             ----------          ----------
Net investment income...............         $8,835,356          $8,470,643
                                             ==========          ==========

     The amortized cost and estimated market values of investments at December 31, 1994 and 1993 are as follows:

                                                            GROSS            GROSS       ESTIMATED
                                             AMORTIZED    UNREALIZED       UNREALIZED      MARKET
                                                COST         GAINS           LOSSES         VALUE
                                             ---------    ----------       ----------    ---------
Available-For-Sale Securities
-----------------------------
December 31, 1994
-----------------
U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies............................  $ 49,362,608  $     5,901      $1,541,620   $ 47,826,889
Debt Securities issued by
  States of the U.S.......................     3,910,143           --         379,945      3,530,198
Corporate Debt Securities.................    53,768,481       86,359       2,578,037     51,276,803
Other Debit Securities....................       873,777        1,801          96,461        779,117
Equity Securities.........................       500,000           --          15,000        485,000
                                            ------------   ----------      ----------   ------------
                                            $108,415,009   $   94,061      $4,611,063   $103,898,007
                                            ============   ==========      ==========   ============
December 31, 1993
----------------
U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies............................  $ 49,405,229   $2,528,521      $       --   $ 51,933,750
Debt Securities issued by
  States of the U.S.......................     4,085,000       26,292              --      4,111,292
Corporate Debt Securities.................    49,330,996    2,110,508         100,808     51,340,696
Other Debt Securities.....................     1,376,028       59,285              --      1,435,313
                                            ------------   ----------      ----------   ------------
                                            $104,197,253   $4,724,606      $  100,808   $108,821,051
                                            ============   ==========      ==========   ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     At December 31, 1994 and 1993, the Company recognized "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of ($2,981,000) and $3,050,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($5,536,000) and $3,050,000 for 1994 and 1993 respectively is reported as a separate component of stockholders' equity.

Held-To-Maturity Securities
---------------------------
December 31, 1994
----------------
U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies............................   $3,380,367  $  4,873   $ 56,807   $3,328,433
Corporate Debt Securities.................    2,000,000        --    324,020    1,675,980
Other Debt Securities.....................      610,000        --         --      610,000
                                             ----------  --------   --------   ----------
                                             $5,990,367  $  4,873   $380,827   $5,614,413
                                             ==========  ========   ========   ==========

December 31, 1993
----------------
U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies............................   $3,163,791  $121,583   $    124   $3,285,250
Corporate Debt Securities.................    2,000,000        --         --    2,000,000
Other Debt Securities.....................      810,000        --         --      810,000
                                             ----------  --------   --------   ----------
                                             $5,973,791  $121,583   $    124   $6,095,250
                                             ==========  ========   ========   ==========

     The amortized cost and estimated market value of debt securities at December 31, 1994, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                              HELD TO MATURITY           AVAILABLE FOR SALE
                                          ------------------------    --------------------------
                                           AMORTIZED   ESTIMATED       AMORTIZED     ESTIMATED
                                              COST    MARKET VALUE        COST      MARKET VALUE
                                          ----------  ------------    ------------  ------------
Due in one year or less.................  $1,402,857    $1,406,636    $  5,349,646    $  5,338,348
Due after one year through five years...   2,005,617     1,975,524      54,476,425      54,091,139
Due after five years through ten years..     581,893       556,273      43,764,673      40,099,497
Due after ten years.....................   2,000,000     1,675,980       4,324,265       3,884,023
                                          ----------    ----------    ------------    ------------
                                          $5,990,367    $5,614,413    $107,915,009    $103,413,007
                                          ==========    ==========    ============    ============

     Proceeds from sales of investments in fixed maturities were $36,701,082 and $35,352,716 in 1994 and 1993, respectively. Gross gains of $85,827 and gross losses of $345,814 were realized on those sales in 1994. Gross gains of $397,829 and gross losses of $79,457 were realized on those sales in 1993.

     (c)  Recognition  of  Revenue,  Policyholder  Account  Balances  and Policy
Benefits

     TRADITIONAL ORDINARY LIFE AND HEALTH

          Revenues from the traditional life insurance policies represent premiums which are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      UNIVERSAL LIFE AND VARIABLE LIFE

          Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

          Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

      ANNUITIES

          Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

     (d) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

     (e) Reclassifications. Certain reclassifications have been made to the 1993 Financial Statements in order to conform to the 1994 presentation.


Note 3 -- Fair Value of Financial Instruments

     The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturities and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

     The carrying amounts for the Company's liabilities under investment-type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.


Note 4 -- Retirement Plans

     The Company has a non-contributory profit sharing plan for the benefit of its employees which provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. The Company did not make profit sharing contributions in 1994 and 1993.

     The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $312,000 in 1994 and $292,000 in 1993. The accrued liability of approximately $2,415,000 in 1994 and $2,194,600 in 1993 was sufficient to cover the value of benefits provided by the plan.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Note 5 -- Commitments and Contingent Liabilities

     The Company has agreements with affiliates and non-affiliates as follows:

     (a) The  Company's  maximum  retention  on any one  life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations which any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1994 and 1993. The Company also had assumed reinsurance amounting to approximately 21% and 22% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

     (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1994 and 1993, the Company paid approximately $1,099,000 and $1,187,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $196,000 in 1993 for its share of the cost of the branch offices and approximately $6,651,000 in 1994 and $5,510,000 in 1993 for commissions relating to the sale of its products.

     (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.


Note 6 -- Adjustments Made to Statutory Accounting Practices

     Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1994 and 1993 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                       NET INCOME              CAPITAL SHARES AND SURPLUS
                                                 YEAR ENDED DECEMBER 31              AT DECEMBER 31
                                               --------------------------    ------------------------------
                                                  1994            1993            1994             1993
                                               ----------      ----------      -----------      -----------
Reported on a statutory basis...............   $2,205,814      $1,682,537      $18,020,531      $15,933,807
                                               ----------      ----------      -----------      -----------
Adjustments:
  Deferred policy acquisition costs (b).....     (434,228)       (274,329)      19,321,891       19,006,119
  Future policy benefits (a)................      727,849         669,990       (3,334,870)      (4,062,719)
  Deferred income taxes.....................      352,000       1,261,435       (1,884,000)      (1,322,799)
  Premiums due and deferred (e).............       70,968          11,558       (1,524,702)      (1,595,669)
  Cost of collection and other statutory
    liabilities.............................      (32,454)          8,598           65,585           98,039
  Non-admitted assets.......................           --              --          385,500          423,038
  Asset valuation reserve...................           --              --          901,041          744,264
  Interest maintenance reserve..............      (71,048)       (222,809)          (5,070)         325,965
  Gross unrealized holding gains (losses) on
    available-for-sale securities...........           --              --       (4,517,000)       4,623,799
  Net realized capital gains (losses).......     (259,987)        262,712               --               --
  Other.....................................          148           1,473               --               --
                                               ----------      ----------      -----------      -----------
                                                  353,248       1,718,628       13,176,375       18,240,037
                                               ----------      ----------      -----------      -----------
In accordance with generally accepted
  accounting principles.....................   $2,559,062      $3,401,165      $31,196,906      $34,173,844
                                               ==========      ==========      ===========      ===========
Per share, based on 534,350 shares
  outstanding...............................        $4.79           $6.36           $58.38           $63.95
                                               ==========      ==========      ===========      ===========

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

     (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

            DISTRIBUTION OF LIABILITIES*                                BASIS OF ASSUMPTIONS
---------------------------------------------------      ----------------------------------------------------
    1994                1993         YEARS OF ISSUE      INTEREST                    MORTALITY TABLE               WITHDRAWAL
    ----                ----         --------------      --------          ----------------------------------      ----------
Non-par:
  $ 1,721,636       $ 1,746,952       1962-1967           4 1/2%           1955-60 Basic Select plus Ultimate      Linton B
    5,764,026         5,889,653       1968-1988           5 1/2%           1955-60 Basic Select plus Ultimate      Linton B
    2,583,886         2,551,830       1984-1988           7 1/2%           85% of 1965-70 Basic Select             Modified
                                                                             plus Ultimate                         Linton B
       62,830            51,486       1989-Present        7 1/2%           1975-80 Basic Select plus Ultimate      Linton B
       99,022            86,776       1989-Present        7 1/2%           1975-80 Basic Select plus Ultimate      Actual
       41,021            44,040       1989-Present        8%               1975-80 Basic Select plus Ultimate      Actual
   31,043,074        29,886,814       1985-Present        6%               Accumulation of Funds                   --

Par:
      232,295           233,940       1966-1967           4 1/2%           1955-60 Basic Select plus Ultimate      Linton A
   13,696,383        13,238,049       1968-1988           5 1/2%           1955-60 Basic Select plus Ultimate      Linton A
    1,037,503           973,551       1981-1984           7 1/4%           90% of 1965-70 Basic Select
                                                                             plus Ultimate                         Linton B
    4,634,783         4,457,912       1983-1988           9 1/2%           80% of 1965-70 Basic Select
                                                                             plus Ultimate                         Linton B
    9,922,152         7,509,240       1990-Present        8%               66% of 1975-80 Basic Select
                                                                             plus Ultimate                         Linton B
Annuities:
   32,707,541        35,905,357       1976-Present        5 1/2%           Accumulation of Funds                   --

Miscellaneous:
   12,776,574        11,081,764       1962-Present        2 1/2%-3 1/2%    1958-CSO                                None

----------
* The above amounts are before deduction of deferred premiums of $1,065,962 in 1994 and $1,120,058 in 1993.

     (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits. Amortization of $1,573,216 in 1994 and $1,528,876 in 1993 was charged to operations.

     (c) Participating business represented 11.9% and 12.4% of individual life insurance in force at December 31, 1994 and 1993, respectively.

     The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

     The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

     (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $8,235,339 and $6,148,130 at December 31, 1994 and 1993, respectively.

     (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Note 7 -- Federal Income Taxes

     The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

     Retained earnings at December 31, 1994 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

     The Company adopted Statement of Financial Accounting Standards No. 109, "Accounting For Income Taxes" ("SFAS 109"), effective January 1, 1993. SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.
Financial statements for the prior years have not been restated and the cumulative effect of the accounting change as of January 1, 1993 was to increase earnings by $540,000. This amount is reflected in the 1993 accompanying Statement of Income as the cumulative effect of a change in accounting principle. It primarily represents the impact of adjusting deferred taxes to reflect the current tax rate of 34% as opposed to the tax rates that were in effect when the deferred taxes were originally recorded.

     Deferred tax liabilities (assets) are comprised of the following:

                                                        1994          1993
                                                    ------------  ------------
Policyholder dividend provision...................  $  (309,818)  $  (317,722)
Non-qualified agents' pension plan reserve........     (967,466)     (890,532)
Deferred policy acquisition costs.................    3,521,550     4,061,347
Future policy benefits............................   (2,862,789)   (3,111,454)
Bond discount.....................................       20,182        13,534
Unrealized holding gains (losses)
  on Available-For-Sale Securities................   (1,281,000)    1,573,798
Other.............................................       (4,659)       (6,172)
                                                    -----------   -----------
                                                    $ 1,884,000   $ 1,322,799
                                                    ===========   ===========

     The currently payable Federal Income tax provision of $838,000 for 1994 is net of a $102,000 Federal tax benefit resulting from a capital loss carry back of $259,987.

     A reconciliation of the Federal statutory income tax rate to the Company's effective tax rate is as follows:
                                                         1994         1993
                                                         ----         ----
Application of statutory tax rate...................      34%          34%
Special tax deduction for life insurance companies..     (18)         (16)
Other...............................................       -            2
                                                         ---          ---
                                                          16%          20%
                                                         ===          ===

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York

     We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1994, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1994, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 21, 1995

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1994

ASSETS
  Investments at net asset value (Note 3):
    First Investors Life Series Fund .......................         $74,481,771

LIABILITIES
  Payable to First Investors Life Insurance Company ........           2,110,584
                                                                     -----------
NET ASSETS .................................................         $72,371,187
                                                                     ===========
Net assets represented by Contracts ........................         $72,371,187
                                                                     ===========


                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994

INVESTMENT INCOME
  Income:
    Dividends .............................................         $ 1,701,408
                                                                    -----------
      Total income ........................................           1,701,408
                                                                    -----------
  Expenses:
    Cost of insurance charges (Note 4) ....................           2,282,737
    Mortality and expense risks (Note 4) ..................             349,558
                                                                    -----------
      Total expenses ......................................           2,632,295
                                                                    -----------
NET INVESTMENT LOSSES .....................................            (930,887)
                                                                    -----------
UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year .......................................           8,605,598
  End of year .............................................           5,684,606
                                                                    -----------
Change in unrealized appreciation on investments ..........          (2,920,992)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......         $(3,851,829)
                                                                    ===========

See notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,

                                                        1994           1993
                                                    -----------     -----------
Increase (Decrease) in Net Assets
  From Operations
    Net investment income (loss) ...............    $  (930,887)    $   860,676
    Change in unrealized appreciation
      on investments............................     (2,920,992)      5,563,208
                                                    -----------     -----------
    Net increase (decrease) in net assets
      resulting from operations ................     (3,851,879)      6,423,884
                                                    -----------     -----------
  From Unit Transactions
    Net insurance premiums .....................     20,555,397      17,890,358
    Contract payments ..........................     (8,253,343)     (8,587,789)
                                                    -----------     -----------
    Net increase in net assets derived
      from unit transactions ...................     12,302,054       9,302,569
                                                    -----------     -----------
    Net increase in net assets .................      8,450,175      15,726,453

Net Assets
   Beginning of year ...........................     63,921,012      48,194,559
                                                    -----------     -----------
   End of year .................................    $72,371,187     $63,921,012
                                                    ===========     ===========

See notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994


Note 1 -- Organization

     First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.


Note 2 -- Significant Accounting Policies

     INVESTMENTS

          Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

     NET ASSETS REPRESENTED BY CONTRACTS

          The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

     FEDERAL INCOME TAXES

          Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.


Note 3 -- Investments

     Investments consist of the following:

                                             NET ASSET      MARKET
                                  SHARES       VALUE         VALUE            COST
                                ---------      ------     -----------      -----------
First Investors Life
  Series Fund
    Cash Management .......     1,278,618      $ 1.00     $ 1,278,618      $ 1,278,618
    High Yield ............     2,228,425       10.58      23,587,190       23,878,448
    Growth ................       693,452       16.73      11,600,467       10,394,496
    Discovery .............       556,800       19.86      11,060,355        9,492,816
    Blue Chip .............       891,224       13.75      12,255,449       10,721,550
    International Securities      929,760       13.51      12,560,403       10,819,067
    Government ............        57,849        9.70         561,297          595,539
    Investment Grade ......       112,881       10.31       1,163,786        1,192,131
    Utility Income .........       45,074        9.19         414,206          424,500
                                                          -----------      -----------
                                                          $74,481,771      $68,797,165
                                                          ===========      ===========

     The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.


Note 4 -- Mortality and Expense Risks and Deductions

     In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1994 was $349,558.

     A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1994 cost of insurance charges amounted to $2,282,737.

TABLE OF CONTENTS
------------------------------------------------------
General Description...............................   2
Charges and Expenses..............................   6
The Variable Life Policy..........................   8
Illustrations of Death Benefits,
  Cash Values and Accumulated Premiums............  17
Federal income Tax Status.........................  22
Voting Rights.....................................  23
Officers and Directors of
  First Investors Life Insurance Company..........  24
Distribution of Policies..........................  26
Custodian.........................................  26
Reports...........................................  26
State Regulation..................................  26
Experts...........................................  27
Relevance of Financial Statements.................  27
Appendix I -- Other Policy Provisions.............  27
Appendix II -- Additional Illustrations of Death
  Benefits, Cash Values and
  Accumulated Premiums............................  29
Financial Statements of First Investors Life......  33
Financial Statements of Separate Account B........  45







                                                   LIFE 318

FIRST INVESTORS
LIFE SERIES FUND
--------------------------------------------------------------------------------




Blue Chip Series
Cash Management Series
Discovery Series
Government Series
Growth Series
High Yield Series
International Securities Series
Investment Grade Series
Target Maturity 2007 Series
Utilities Income Series




Prospectus
--------------------------------------------------------------------------------


May 1, 1995




[LOGO] First Investors

First Investors Life Series Fund

95 Wall Street, New York, New York 10005/(212) 858-8200

         This is a Prospectus for First Investors Life Series Fund ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers ten separate investment series, each of which has different investment objectives and policies: Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth Fund, High Yield Fund, International Securities Fund, Investment Grade Fund, Target Maturity 2007 Fund and Utilities Income Fund (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.

         Investments in a Fund are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in the Fund are used to fund benefits under the Policies and Contracts. Target Maturity 2007 Fund is only offered to Contractowners of Separate Account C.

         An investment in Life Series Fund, including Cash Management Fund, is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share. Investments by the High Yield Fund in high-yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those that would result from investment in higher-rated securities. See "High Yield Securities--Risk Factors."


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated October 13, 1995 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.



                 The date of this Prospectus is October 13, 1995

         The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:

         Blue Chip Fund. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of larger, well-capitalized companies with high potential earnings growth that have shown a history of dividend payments, commonly known as "Blue Chip" companies.

         Cash Management Fund. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

         Discovery Fund. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

         Government Fund. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities.

         Growth Fund. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

         High Yield Fund. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities").

         International Securities Fund. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

         Investment Grade Fund. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities.

         Target Maturity 2007 Fund. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities. The Fund intends to terminate in the year 2007. As a result of the volatile nature of the market for zero coupon securities, the value of Fund shares prior to the Fund's maturity may fluctuate significantly in price. Thus, to achieve a predictable return, investors should hold their investments in the Fund until the Fund liquidates since the Fund's value changes daily with market conditions. Accordingly, any investor who redeems his or her shares prior to the Fund's maturity is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.


         Utilities Income Fund. The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

         There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table below has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.



------------------------------------------------------------------------------------------------------------------------------------
                                                           PER SHARE DATA
                       -------------------------------------------------------------------------------------------------------------
                                         Income from Investment Operations    Less Distributions from
                                       -------------------------------------- -----------------------
                                                    Net Realized
                       Net Asset Value     Net     and Unrealized  Total from       Net        Net
                         Beginning of  Investment    Gain(Loss)    Investment   Investment   Realized     Total      Net Asset Value
                           Period        Income    on Investments  Operations     Income      Gains   Distributions    End of Period
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip
---------
3/8/90* to 12/31/90 .....  $ 10.00        $ .07        $ (.02)      $  .05       $  --        $ --       $  --          $ 10.05
1991 ....................    10.05          .12          2.50         2.62         .05          --         .05            12.62
1992 ....................    12.62          .16           .67          .83         .21          --         .21            13.24
1993 ....................    13.24          .15           .97         1.12         .15          --         .15            14.21
1994 ....................    14.21          .18          (.39)        (.21)        .08         .17         .25            13.75
1/1/95 to 6/30/95 .......    13.75          .13          2.20         2.33         .19         .95        1.14            14.94
Cash Management
---------------
1990 ....................     1.00          .072         --            .072        .072         --         .072            1.00
1991 ....................     1.00          .054         --            .054        .054         --         .054            1.00
1992 ....................     1.00          .029         --            .029        .029         --         .029            1.00
1993 ....................     1.00          .027         --            .027        .027         --         .027            1.00
1994 ....................     1.00          .037         --            .037        .037         --         .037            1.00
1/1/95 to 6/30/95 .......     1.00          .027         --            .027        .027         --         .027            1.00
Discovery
---------
1990 ....................    12.40          .14          (.78)        (.64)        .15         .90         1.05           10.71
1991 ....................    10.71          .07          5.42         5.49         .18          --          .18           16.02
1992 ....................    16.02           --          2.51         2.51         .03         .15          .18           18.35
1993 ....................    18.35           --          3.92         3.92          --         .91          .91           21.36
1994 ....................    21.36          .06          (.62)        (.56)         --         .94          .94           19.86
1/1/95 to 6/30/95 .......    19.86          .05          2.78         2.83         .06        1.26         1.32           21.37
Government
----------
1/7/92* to 12/31/92 .....    10.00          .47           .51          .98         .33          --          .33           10.65
1993 ....................    10.65          .64          (.02)         .66         .70         .19          .89           10.42
1994 ....................    10.42          .79         (1.21)        (.42)        .25         .05          .30            9.70
1/1/95 to 6/30/95 .......     9.70          .32           .57          .89         .62          --          .62            9.97


----------------
*    Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through June 30, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)  Annualized


------------------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net Assets
                                                         Ratio to Average Net Assets+   Before Expenses Waived or Assumed
                                          Net Assets     ----------------------------   ---------------------------------  Portfolio
                           Total        End of Period                  Net Investment                   Net Investment     Turnover
                         Return++(%)    (in thousands)     Expenses+(%)   Income(%)       Expenses(%)       Income(%)       Rate(%)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip
---------
3/8/90* to 12/31/90 .....    .61(a)        $  3,656           --            2.95(a)         1.92(a)          1.03(a)          15
1991 ....................  26.17             13,142         1.00            1.88            1.55             1.34             21
1992 ....................   6.67             23,765          .79            1.66             .86             1.60             40
1993 ....................   8.51             34,030          .88            1.27             N/A              N/A             37
1994 ....................  (1.45)            41,424          .88            1.49             N/A              N/A             82
1/1/95 to 6/30/95 .......  17.90             52,232          .85(a)         2.10(a)          N/A              N/A             10
Cash Management
---------------
1990 ....................   7.49              8,203          .39            6.90            1.15             6.15             N/A
1991 ....................   5.71              9,719          .57            5.39             .93             5.03             N/A
1992 ....................   3.02              8,341          .79            2.99             .98             2.81             N/A
1993 ....................   2.70              4,243          .60            2.67            1.05             2.22             N/A
1994 ....................   3.77              3,929          .60            3.69            1.04             3.25             N/A
1/1/95 to 6/30/95 .......   2.73              4,082          .59(a)         5.40(a)         1.04(a)          4.95(a)          N/A
Discovery
---------
1990 ....................  (5.47)               960           --            2.97            2.68              .28            104
1991 ....................  51.73              4,661          .70             .48            1.49             (.31)            93
1992 ....................  15.74             10,527          .91             .02            1.05             (.12)            91
1993 ....................  22.20             21,221          .87            (.03)            N/A              N/A             69
1994 ....................  (2.53)            30,244          .88             .36             N/A              N/A             53
1/1/95 to 6/30/95 .......  15.01             39,099          .85(a)          .62(a)          N/A              N/A             31
Government
----------
1/7/92* to 12/31/92 .....   9.95(a)           5,064          .03(a)         6.64(a)          .89(a)          5.79(a)         301
1993 ....................   6.35              8,234          .35            6.60             .84             6.11            525
1994 ....................  (4.10)             7,878          .35            6.74             .90             6.19            457
1/1/95 to 6/30/95 .......   9.58              9,121          .35(a)         6.98(a)          .91(a)          6.42(a)         106


------------------------------------------------------------------------------------------------------------------------------------
                                                              PER SHARE DATA
                         -----------------------------------------------------------------------------------------------------------
                                          Income from Investment Operations    Less Distributions from
                                          ---------------------------------    -----------------------
                                                    Net Realized
                         Net Asset Value   Net     and Unrealized   Total from       Net         Net
                          Beginning of  Investment   Gain(Loss)     Investment    Investment  Realized     Total        Asset Value
                            Period       Income    on Investments   Operations     Income       Gains   Distributions  End of Period
------------------------------------------------------------------------------------------------------------------------------------
Growth
------
1990......................  $13.02        $.16        $(.55)          $(.39)        $.06        $ --      $ .06           $12.57
1991......................   12.57         .17         4.15            4.32          .18          --        .18            16.71
1992......................   16.71         .08         1.41            1.49          .18        1.38       1.56            16.64
1993......................   16.64         .07          .93            1.00          .09         .10        .19            17.45
1994......................   17.45         .09         (.60)           (.51)          --         .21        .21            16.73
1/1/95 to 6/30/95.........   16.73         .09         2.45            2.54          .09         .29        .38            18.89
High Yield
----------
1990......................   10.71        1.08        (1.79)           (.71)         .83          --        .83             9.17
1991......................    9.17        1.16         1.66            2.82         1.18          --       1.18            10.81
1992......................   10.81        1.11          .21            1.32         1.69          --       1.69            10.44
1993......................   10.44         .96          .88            1.84         1.12          --       1.12            11.16
1994......................   11.16         .87        (1.14)           (.27)         .31          --        .31            10.58
1/1/95 to 6/30/95.........   10.58         .50          .64            1.14          .96          --        .96            10.76
International Securities
------------------------
4/16/90* to 12/31/90......   10.00         .03          .34             .37           --          --         --            10.37
1991......................   10.37         .09         1.49            1.58          .03         .05        .08            11.87
1992......................   11.87         .15         (.28)           (.13)         .15         .22        .37            11.37
1993......................   11.37         .10         2.41            2.51          .14          --        .14            13.74
1994......................   13.74         .14         (.32)           (.18)         .05          --        .05            13.51
1/1/95 to 6/30/95.........   13.51         .14          .88            1.02          .12         .25        .37            14.16
Investment Grade
----------------
1/7/92* to 12/31/92.......   10.00         .43          .44             .87          .34          --        .34            10.53
1993......................   10.53         .65          .49            1.14          .71         .01        .72            10.95
1994......................   10.95         .67        (1.06)           (.39)         .16         .09        .25            10.31
1/1/95 to 6/30/95.........   10.31         .34          .86            1.20          .53          --        .53            10.98
Utilities Income
----------------
11/15/93* to 12/31/93.....   10.00         .01         (.07)           (.06)          --          --         --             9.94
1994......................    9.94         .24         (.96)           (.72)         .03          --        .03             9.19
1/1/95 to 6/30/95.........    9.19         .14         0.89            1.03          .19          --        .19            10.03


----------------
*    Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through June 30, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)  Annualized


------------------------------------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net Assets
                                                         Ratio to Average Net Assets+   Before Expenses Waived or Assumed
                                          Net Assets     ----------------------------   ---------------------------------  Portfolio
                           Total        End of Period                  Net Investment                   Net Investment     Turnover
                         Return++(%)    (in thousands)     Expenses+(%)   Income(%)       Expenses(%)       Income(%)       Rate(%)
------------------------------------------------------------------------------------------------------------------------------------
Growth
------
1990...................... (2.99)           2,366            --            3.03            1.64             1.40             28
1991...................... 34.68            7,743           .69            1.21            1.34              .55            148
1992......................  9.78           16,385           .76             .75            1.20              .30             45
1993......................  6.00           25,658           .91             .43             N/A              N/A             51
1994...................... (2.87)          32,797           .90             .60             N/A              N/A             40
1/1/95 to 6/30/95......... 15.46           41,232           .89(a)         1.09(a)          N/A              N/A             30
High Yield
----------
1990...................... (5.77)          18,331            --           13.21             .91            12.30             35
1991...................... 33.96           23,634           .53           11.95             .89            11.60             40
1992...................... 13.15           24,540           .91           10.48             .96            10.43             84
1993...................... 18.16           30,593           .91            9.49             N/A              N/A             96
1994...................... (1.56)          32,285           .88            9.43             N/A              N/A             50
1/1/95 to 6/30/95......... 11.44           37,132           .85(a)        10.12(a)          N/A              N/A             34
International Securities
------------------------
4/16/90* to 12/31/90......  5.21(a)         3,946            --             .99(a)         3.43(a)         (2.43)(a)         29
1991...................... 15.24            8,653          1.70             .75            2.27              .18             70
1992...................... (1.13)          12,246          1.03            1.55            1.38             1.20             36
1993...................... 22.17           21,009          1.14             .97             N/A              N/A             37
1994...................... (1.29)          31,308          1.03            1.22             N/A              N/A             36
1/1/95 to 6/30/95.........  7.88           34,358          1.01(a)         2.09(a)          N/A              N/A             20
Investment Grade
----------------
1/7/92* to 12/31/92.......  8.91(a)         4,707           .23(a)         6.16(a)          .93(a)          5.46(a)          72
1993...................... 10.93           10,210           .35            6.32             .85             5.82             64
1994...................... (3.53)          11,602           .37            6.61             .92             6.06             15
1/1/95 to 6/30/95......... 12.04           13,543           .50(a)         6.78(a)          .90(a)          6.38(a)          19
Utilities Income
----------------
11/15/93* to 12/31/93..... (4.66)(a)          494            --            1.46(a)         3.99(a)         (2.52)(a)          0
1994...................... (7.24)           4,720           .17            4.13             .95             3.35             31
1/1/95 to 6/30/95......... 11.29            8,647           .34(a)         4.50(a)          .85(a)          3.99(a)           9

                            Target Maturity 2007 Fund
                        April 25, 1995 to August 31, 1995
                                   (Unaudited)


Per Share Data

Net Asset Value, Beginning of Period ........................      $   10.00
                                                                   ---------

Income from Investment Operations
    Net investment income ...................................            .09
    Net realized and unrealized gain on investments .........            .92
                                                                   ---------

       Total from Investment Operations .....................           1.01
                                                                   ---------

Net Asset Value, End of Period ..............................      $   11.01
                                                                   =========


Total Return++ ..............................................          28.80%(a)

Ratio/Supplemental Data

Net Assets, End of Period (in thousands) ....................      $   5,467

Ratios to Average Net Assets:
    Expenses ................................................             --
    Net Investment Income ...................................           5.39(a)

Ratio to Average Net Assets Before
    Expenses Waived
    Expenses ................................................            .75%(a)
    Net Investment Income ...................................           4.64%(a)

Portfolio Turnover Rate .....................................              5%



+ All expenses have been waived or assumed by the investment adviser from commencement of operations through August 31, 1995.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a)   Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

Blue Chip Fund

      Blue Chip Fund seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities.

      The Fund defines Blue Chip companies as those companies that have a market capitalization of at least $300 million, are dividend paying and are included in the S&P 500. Market capitalization is the total market value of a company's outstanding common stock. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are American Telephone & Telegraph, General Electric, Pepsico Inc. and Bristol-Myers Squibb.


      The fixed income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 5% of its net assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.


Cash Management Fund

      Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      Cash Management Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. See Appendix A to the SAI for a description of commercial paper ratings and Appendix B to the SAI for a description of municipal note ratings. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation.

      Cash Management Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

      Cash Management Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by Life Series Fund's Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by at least two nationally recognized statistical ratings organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating. If only one NRSRO has rated a security, or it is unrated, the acquisition of that security must be approved or ratified by Life Series Fund's Board of Trustees. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Discovery Fund

      Discovery Fund seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.


      The Fund seeks to invest in the common stock of companies that are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Adviser currently considers to be market capitalization of up to $1.5 billion, but which could be higher under certain market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.


      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Thus, the investment risk is higher than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

      The Fund may invest up to 10% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities--Risk Factors" and "American Depository Receipts and Global Depository Receipts."

      The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and may make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See the SAI for more information regarding these securities.

Government Fund


      Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations, including mortgage-backed securities. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities-Risk Factors," below.

      The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System and the Federal Home Loan Bank (each of which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority, and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund normally reinvests principal payments (whether regular or pre-paid) in additional mortgage-backed securities. See "Mortgage-Backed Securities," below.

      The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.


      For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

Growth Fund


      The investment objective of Growth Fund is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.


High Yield Fund

      High Yield Fund primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities--Risk Factors" and "Deep Discount Securities."


      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest in securities on a "when issued" or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.


      The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.


      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      The dollar weighted average of credit ratings of all bonds held by the Fund during the 1994 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1994 fiscal year and is not necessarily representative of the Fund as of the end of its 1994 fiscal year, the current fiscal year or at any other time in the future.

                                                         Comparable Quality of
                                                         Unrated Securities to
                          Rated by Moody's              Bonds Rated by Moody's
                          ----------------              ----------------------
        Baa                     1.07%                                  0%
        Ba                     12.74                                1.72
        B                      67.88                                2.31
        Caa                     4.82                                0.98
        Ca                      0.10                                   0
                               -----                                ----
        Total                  86.61%                               5.01%


International Securities Fund


      International Securities Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Trustees, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S.
currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities--Risk Factors". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.


      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

      The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for further information concerning these securities.

Investment Grade Fund

      Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations, including mortgage-related securities, dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may purchase securities on a when-issued basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

      The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.


      For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.


Target Maturity 2007 Fund

      Target Maturity 2007 Fund seeks to provide a predictable compounded investment for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. These investments will mature no later than December 31, 2007 (the "Maturity Date"). On the Maturity Date, the Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

      The Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and distributions, exceeds their original investment in the Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, their entire return, which consists of the accretion of the discount, comes from the difference between their issue price and their maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently.
See "Zero Coupon Securities-Risk Factors."

      A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

      The Fund primarily  will purchase  three types of zero coupon  securities:
(1) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.


      The Fund may invest up to 35% of its total assets in the following instruments: interest-bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including zero coupon securities maturing beyond 2007; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. The Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. See Appendix A for a description of corporate bond ratings. The Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and purchase securities on a when-issued basis. See the SAI for more information regarding these types of investments.

Utilities Income Fund

      The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The utility companies in which the Fund will invest include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utility stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."

      The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utility companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 5% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

      General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

Description of Certain Securities, Other Investment Policies and Risk Factors


      American Depository Receipts and Global Depository Receipts. International Securities Fund, Growth Fund, Utilities Income Fund and Discovery Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. International Securities Fund and Growth Fund may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by International Securities Fund, Growth Fund, Utilities Income Fund and Discovery Fund, as appropriate. See "Foreign Securities--Risk Factors."


      Bankers' Acceptances. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      Commercial Paper. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

      Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      Debt Securities--Risk Factors. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      Deep Discount Securities. High Yield Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      Eurodollar Certificates of Deposit. Cash Management Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      Foreign Securities--Risk Factors. International Securities Fund, Growth Fund and Discovery Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Because a Fund does not intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      International Securities Fund's and Discovery Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      High Yield Securities--Risk Factors. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           Effect of Interest Rate and Economic  Changes.  High Yield Securities
rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.


           The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in the 1980's, and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds were very high. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality securities that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


           Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. High Yield Fund may invest in securities rated D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

          Liquidity and Valuation.Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.


      Mortgage-Backed Securities

           Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.


           GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

           Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include Multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

           Stripped Mortgage-Backed Securities. Government Fund and Target Maturity 2007 Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


      Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities. CMOs and SMBS involve similar risks, although they may be more volatile. In addition, because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.


      Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Restricted and Illiquid Securities. Each Fund, other than Cash Management Fund, may invest up to 15% of its net assets in illiquid securities. Cash Management Fund may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which Life Series Fund's Board of Trustees or the Adviser or the Subadviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

       Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which Government Fund may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. Government Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

      Time Deposits. Cash Management Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      Utilities Industry-Risk Factors. Stocks of utilities companies generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock market in general, as well as factors specific to public utilities companies.

      Many utility companies, especially electric and gas and other energy-related utility companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies in competition with utilities companies.

      Because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the Utilities Income Fund, to realize any value from the assets of the company upon liquidation or bankruptcy.

      Variable Rate and Floating Rate Notes. Cash Management Fund may invest in variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

      Zero Coupon and Pay-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      Zero Coupon Securities-Risk Factors. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the Target Maturity 2007 Fund may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of the Target Maturity 2007 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, the Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose the Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.


      Portfolio Turnover. The decline in interest rates in 1993 and 1994 had an impact on the mortgage-backed securities market, where a large volume of prepayments of mortgages occurred. As a result of these prepayments, among other things, Government Fund liquidated many of its positions in premium mortgage-backed securities. This resulted in a portfolio turnover rate for the fiscal years ended 1993 and 1994 of 525% and 457%, respectively. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. The Target Maturity 2007 Fund currently does not expect its annual rate of portfolio turnover to exceed 100%. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.


                                HOW TO BUY SHARES

      Investments in a Fund are made through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value."

                              HOW TO REDEEM SHARES

      Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays,
(b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                   MANAGEMENT

      Board of Trustees. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

      Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for International Securities Fund and Growth Fund, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Transfer Agent. Mr. Glenn O. Head (or members of his family) and Mrs. Julie W. Grayson (as executrix of the estate of her deceased husband, David D. Grayson) each control more than 25% of the voting stock of FICC and, therefore, jointly control the Adviser.

      As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1994, the advisory fees were 0.75% of average daily net assets for each of Blue Chip Fund, Discovery Fund, Growth Fund, High Yield Fund and International Securities Fund, 0.35% of average daily net assets, net of waiver, for each of Government Fund and Investment Grade Fund, 0.31% of average daily net assets, net of waiver, for Cash Management Fund and 0.17% average daily net assets, net of waiver, for Utilities Income Fund. As compensation for its services, the Adviser receives a fee from Target Maturity 2007 Fund at the rate of 0.75% of the average daily net assets of that Fund.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      Subadviser. Wellington Management Company has been retained by the Adviser and Life Series Fund, on behalf of International Securities Fund and Growth Fund, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts general partnership of which Robert W. Doran, Duncan M. McFarland and John B. Neff are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of June 30, 1995, WMC held investment management authority with respect to approximately $96.0 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 110 registered investment companies or series of such companies, with net assets of approximately $67.2 billion as of June 30, 1995. WMC is not affiliated with the Adviser or any of its affiliates.


      Portfolio Managers. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the Blue Chip Fund since October 1994 and Discovery Fund since 1988. Ms. Poitra is assisted by a team of portfolio analysts. Ms. Poitra has been responsible for the management of the Special Situations Series, the Blue Chip Fund and the small capitalization equity portion of Total Return Series, all series of First Investors Series Fund. Ms. Poitra also is responsible for the management of the Blue Chip Fund of Executive Investors Trust and the Made In The U.S.A. Fund of First Investors Series Fund II, Inc. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

      George V. Ganter has been Portfolio Manager for High Yield Fund since 1989. Mr. Ganter joined FIMCO in 1985 as a Senior Analyst. In 1986, he became Portfolio Manager for First Investors Special Bond Fund, Inc. In 1989, he became Portfolio Manager for First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund.

      Margaret R. Haggerty is Portfolio Manager for Utilities Income Fund. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. In early 1993, she became Portfolio Manager for First Investors Utilities Income Fund of First Investors Series Fund II, Inc.

      Nancy Jones has been Portfolio Manager for Investment Grade Fund since its inception in 1992 and Cash Management Fund since 1989. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. In 1989, she became Portfolio Manager for First Investors Fund For Income, Inc. Ms. Jones has been Portfolio Manager for Investment Grade Fund of First Investors Series Fund since its inception in 1991 and has managed the fixed income corporate securities portion of Total Return Series of First Investors Series Fund since 1992.

      Since  August  1995,  WMC's  Growth  Investment  Team,  a group of  equity
portfolio   managers   and  senior   investment   professionals,   has   assumed
responsibility for managing the Growth Fund.

      Since April 1995, John Tomasulo has been primarily responsible for the day-to-day management of the Government Fund and the Target Maturity 2007 Fund. Mr. Tomasulo is also responsible for the management of the First Investors Government Fund, Inc. and for the U.S. Government and mortgage-backed securities portion of the Total Return Series of First Investors Series Fund. Prior to joining FIMCO, Mr. Tomasulo was affiliated with Seligman & Co. since 1987 where he assisted in the management of a U.S. government fund and individual accounts and had primary responsibility for three money market funds.

      Since April 1, 1994, International Securities Fund is managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstead. Prior to joining WMC as a portfolio manager in 1993, Mr. Skramstead was a global portfolio manager at Scudder, Stevens & Clark since 1990.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The investments in Cash Management Fund, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      For the purposes of determining dividends, the net investment income of each Fund, other than Cash Management Fund, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of Cash Management Fund consists of (i) accrued interest, plus or minus (ii) all realized and unrealized gains and losses on the Fund's securities, less (iii) accrued expenses. Dividends from net investment income are generally declared and paid annually by each Fund, other than Cash Management Fund. Dividends from net investment income are generally declared daily and paid monthly by Cash Management Fund. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than Cash Management Fund, which does not anticipate realizing any such gain. International Securities Fund and High Yield Fund also distribute any net realized gains from foreign currency transactions with their annual distribution. All dividends and other distributions are paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                      TAXES


      Each Fund has qualified, or intends to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for International Securities Fund and High Yield Fund, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.


      Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity (or variable life insurance) contracts. Please refer to "Federal Income Tax Status" in the Prospectuses of Separate Accounts B and C for information as to the tax status of those accounts and the holders of the Contracts or Policies.

      Each Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Accounts B and C -- and of a Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of Separate Accounts B and C -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of Separate Accounts B and C.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion.
Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      Organization. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into ten separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

      Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the International Securities Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the International Securities Fund and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

      Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

      Performance. Performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      Shareholder Inquiries. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.

      Annual and Semi-Annual Reports to Shareholders. It is Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. Life Series Fund will ensure that an additional copy of such reports are sent to any shareholder who subsequently changes his or her mailing address.


                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS


STANDARD & POOR'S


      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

     1.   Likelihood of  default-capacity  and  willingness of the obligor
          as  to  the  timely   payment  of  interest  and   repayment  of
          principal  in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



MOODY'S INVESTORS SERVICE, INC.


     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Financial Highlights ......................................................    4
Investment Objectives and Policies ........................................    9
How to Buy Shares .........................................................   27
How to Redeem Shares ......................................................   27
Management ................................................................   28
Determination of Net Asset Value ..........................................   30
Dividends and Other Distributions .........................................   30
Taxes .....................................................................   30
General Information .......................................................   31
Appendix A ................................................................   32



Investment Adviser                                Custodians
First Investors Management                        The Bank of New York
  Company, Inc.                                   48 Wall Street
95 Wall Street                                    New York, NY  10286
New York, NY  10005
                                                  Brown Brothers
Subadviser                                           Harriman & Co.
Wellington Management                             40 Water Street
  Company                                         Boston, MA  02109
75 State Street
Boston, MA  02109                                 Auditors
                                                  Tait, Weller & Baker
Transfer Agent                                    Two Penn Center Plaza
Administrative Data                               Philadelphia, PA  19102-1707
  Management Corp.
581 Main Street                                   Legal Counsel
Woodbridge, NJ  07095-1198                        Kirkpatrick & Lockhart LLP
                                                  1800 M Street, N.W.
                                                  Washington, D.C.  20036








No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Fund or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NEW YORK 10005




MAILED FROM ZIP CODE 17604

BULK RATE
U.S. POSTAGE
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PERMIT NO. 1796





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